SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 364 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT ☐

OF 1940

Amendment No. 365 ☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐immediately upon filing pursuant to paragraph (b)

☒ on August 1, 2018 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☒ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AlphaCentric Asset Rotation Fund

Class A: ROTAX Class C: ROTCX Class I: ROTIX

AlphaCentric income opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric bond rotation Fund

Class A: BDRAX Class C: BDRCX Class I: BDRIX

AlphaCentric hedged market opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

AlphaCentric global innovations Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

PROSPECTUS

AUGUST 1, 2018

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: ALPHACENTRIC ASSET ROTATION FUND	1
FUND SUMMARY: ALPHACENTRIC INCOME OPPORTUNITIES FUND	6
FUND SUMMARY: ALPHACENTRIC BOND ROTATION FUND	16
FUND SUMMARY: ALPHACENTRIC HEDGED MARKET OPPORTUNITY FUND	22
FUND SUMMARY: ALPHACENTRIC GLOBAL INNOVATIONS FUND	29
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	29
HOW TO BUY SHARES	66
HOW TO REDEEM SHARES	73
DISTRIBUTION PLANS	75
VALUING THE FUNDS’ ASSETS	76
DIVIDENDS, DISTRIBUTIONS AND TAXES	77
MANAGEMENT OF THE FUNDS	77
FINANCIAL HIGHLIGHTS	89
PRIVACY NOTICE	90
FOR MORE INFORMATION	100

FUND SUMMARY: ALPHACENTRIC ASSET ROTATION FUND

Investment Objective: The Fund's objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 66 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 68 and Waiver of Up-Front Sales Charge on Class A Shares on page 68.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.95%	0.95%	0.95%
Acquired Fund Fees and Expenses[1]	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	2.68%	3.43%	2.43%
Fee Waiver and/or Expense Reimbursement [2]	(0.96)%	(0.96)%	(0.96)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.72%	2.47%	1.47%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Fund’s advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.49%, 2.24%, and 1.24% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2019. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor, by the advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$740	$250	$150
3	$1,274	$965	$666
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5	$1,833	$1,702	$1,209
10	$3,348	$3,648	$2,693

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2018 was 494  % of the average value of its portfolio.

Principal Investment Strategies:

The Fund attempts to achieve its objective by investing in a portfolio of global asset class exchange traded Funds (“ETFs”). The ETFs that may be held in the portfolio include those that invest in U.S. equities of any market capitalization, foreign (including emerging markets) equities of any market capitalization, U.S. Treasury securities, and cash and cash equivalents. The Fund, through tactical adjustments to its allocation between ETFs that invest in equities and ETFs that invest in U.S. Treasury securities, cash and cash equivalents, seeks to generate superior risk-adjusted returns and limit the size of the drawdown of the Fund’s portfolio in relation to the size of the drawdowns that can be incurred by a 100% stock allocation. A drawdown is the peak-to-trough decline during a specific record period of an investment.

The Sub-Advisor uses a rules-based approach to select global asset class ETFs for the Fund. The Fund will generally hold one to five ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to cash or cash equivalents. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Emerging Markets. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political

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systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Fixed Income Risk. When the Fund invests in fixed income securities (U.S. Treasuries), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Tracking Risk of ETFs.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which

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may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance and supplemental index. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 5.70% (quarter ended 12/31/17), and the lowest return for a quarter was (5.14)% (quarter ended 6/30/15). The Fund’s Class A year-to-date return for the period ended June 30, 2018 was (2.60)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A Shares	1 Year	Since Inception (July 31, 2014)
Return Before Taxes	10.07%	(0.31)%
Return After Taxes on Distributions	9.48%	(1.21)%
Return After Taxes on Distributions and Sale of Fund Shares	6.18%	(0.56)%
Class C Shares
Return Before Taxes	15.84%	0.80%
Class I Shares
Return Before Taxes	17.01%	1.67%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.33%
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MSCI World Index (reflects no deduction for fees, expenses or taxes)	28.49%	1.43%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other Share Classes will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Keystone Wealth Advisors LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Gordon Nelson, Chief Investment Strategist of the Sub-Advisor, and Tyler Vanderbeek, Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers. Mr. Nelson is the lead portfolio manager of the Fund. Mr. Nelson and Mr. Vanderbeek have served the Fund in these capacities since the Fund commenced operations in 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: ALPHACENTRIC INCOME OPPORTUNITIES Fund

Investment Objective: The Fund's objective is current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 66 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 68 and Waiver of Up-Front Sales Charge on Class A Shares on page 68.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%
Interest/Dividend Expense	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.97%	2.72%	1.72%
Fee Waiver and/or Expense Reimbursement [1]	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.77%	2.52%	1.52%

1 The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.74%, 2.49% and 1.49% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2019. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor, by the advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

.Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$646	$255	$155
3	$1,046	$825	$522
5	$1,469	$1,422	$915
10	$2,646	$3,037	$2,014
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2018 was 31% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in asset-backed fixed income securities, such as securities backed by credit card receivables, automobiles, aircraft, student loans, equipment leases, and agency and non-agency residential and commercial mortgages. Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. The allocation of the Fund’s investments in these various asset classes depends on the view of the Fund’s investment sub-advisor, Garrison Point Capital, LLC (“Garrison Point”), as to which asset classes offer the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in non-agency residential mortgage backed securities. Under normal circumstances, the Fund invests over 25% of its assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities. The Fund may be 100% invested in debt securities.

The Fund may also invest in corporate debt securities; U.S. Treasury and agency securities; structured notes, real estate investment trusts (“REITs”), preferred stock, repurchase and reverse repurchase agreements; investment companies that invest in fixed income securities; and over-the-counter and exchange-traded derivative instruments. The Fund will use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default risks faced by the Fund, and credit spread options. The Fund may also use one or more of these derivatives as a substitute for a security or asset class, in what is commonly known as a substitution hedge. In addition, the Fund may take short positions in exchange-traded funds (“ETFs”) including inverse and leveraged ETFs to hedge interest rate and general market risks as well as to capitalize on an expected decline in security prices.

The Fund may invest in securities of any maturity or duration. The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as "junk") without limitation. Below investment grade securities are those rated below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund may hold up to 15% of its net assets in illiquid securities.

In selecting securities for investment, Garrison Point favors investments it believes are undervalued and have the potential to produce consistent returns in most interest rate environments. Garrison Point selects those securities for investment that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality,

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duration, structure, excess interest, credit support, potential for greater upside and less downside capture, liquidity, and market conditions. Garrison Point attempts to diversify geographically and, with respect to asset backed securities, among the servicing institutions. The Fund intends to hold the securities in its portfolio until maturity but may sell the securities held in its portfolio when the opportunity to capture outsized returns exists, or when necessitated by asset flows into or out of the Fund.

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Asset-Backed and Mortgage Backed Security Risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Subordinate security classes (tranches) are highly sensitive to default and recovery rates on the underlying pool of assets because the more senior classes are generally entitled to receive payment before the subordinate classes. The liquidity of these assets may decrease over time.

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CDOs and CLOs Risk: CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

Credit Default Swap Risk: Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund, particularly with respect to the non-agency residential mortgage backed securities in which the Fund invests.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net

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profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses securities or derivatives to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inverse ETF Risk.  Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

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Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options-based hedging strategy. This strategy involves the sale and purchase of call and put options on ETFs, indices, interest rates and volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller

11

(writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Over-the-Counter (“OTC”) Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

Real Estate and REIT Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase and Reverse Repurchase Agreements Risk: The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an

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agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Structured Note Risk. Structured notes are subject to credit risk, default risk, adverse changes in the index or reference asset to which payments are linked, and may involve leverage risk.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities are not usually backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 5.59% (quarter ended 9/30/17), and the lowest return for a quarter was 0.28% (quarter ended 3/31/16). The Fund’s Class

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A year-to-date return for the period ended June 30, 2018 was 2.92%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A Shares	1 Year	Since Inception (5/28/15)
Return Before Taxes	8.33%	10.96%
Return After Taxes on Distributions	6.15%	8.83%
Return After Taxes on Distributions and Sale of Fund Shares	4.65%	7.42%
Class C Shares
Return Before Taxes	12.89%	12.27%
Class I Shares
Return Before Taxes	14.04%	13.38%
Bloomberg Barclays US Agg Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.26%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other Share Classes will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Garrison Point Capital, LLC is the Fund's investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Tom Miner, Principal and Portfolio Manager of the Sub-Advisor, Garrett Smith, Principal and Portfolio Manager of the Sub-Advisor, and Brian Loo, Portfolio Manager of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: ALPHACENTRIC BOND ROTATION FUND

Investment Objective: The Fund's objective is to achieve long-term capital appreciation and total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 66 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 68 and Waiver of Up-Front Sales Charge on Class A Shares on page 68.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.07%	1.07%	1.07%
Acquired Fund Fees and Expenses[1]	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	2.93%	3.68%	2.68%
Fee Waiver and/or Expense Reimbursement [2]	(1.08)%	(1.08)%	(1.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.85%	2.60%	1.60%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Fund’s advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.49%, 2.24% and 1.24% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2019. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$654	$263	$163
3	$1,242	$1,027	$730
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5	$1,854	$1,811	$1,324
10	$3,499	$3,863	$2,933

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2018 was 586% of the average value of its portfolio.

Principal Investment Strategies:

The Fund attempts to achieve its objective by investing in a portfolio of global bond asset class exchange traded Funds (“ETFs”). The ETFs that may be held in the portfolio include those that invest in U.S. corporate bonds (including investment grade, high yield (also known as “junk” bonds), floating rate, and convertible bonds), foreign bonds (including developed and emerging markets sovereign debt), U.S. tax-free/municipal bonds (national, intermediate, high yield, and Build America), mortgage-backed securities and U.S. Government securities. The ETFs in which the Fund invests may invest in fixed income securities of any maturity, and the Fund seeks to be broadly diversified across bond asset classes, maturities, and geographical areas. The Fund, through tactical adjustments to its allocation between and among the ETFs that invest in these various bond asset classes, seeks to generate superior risk-adjusted total returns through various economic or interest rate environments. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, which includes bond asset class ETFs.

The Sub-Advisor uses a rules-based approach to select global bond asset class ETFs for the Fund. The Fund will generally hold two to four ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to U.S. Treasury bond ETFs. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price m0ovement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and

17

certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. The market value of fixed income securities tends to decline as interest rates increase. An issuer may suffer a decline in credit quality or default on its payment obligations, which will cause a decline in the bond’s price. The conversion value of a bond will decline as the issuer’s stock price drops.

Emerging Markets. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

Market Risk. Overall bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Mortgage Backed Security Risk. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. The value of municipal debt may invest may be affected significantly by the economic, regulatory or political developments affecting the municipality that issued the debt. There is no guarantee that a municipal issuer will pay interest or repay principal.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Tracking Risk of ETFs. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad

19

measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 2.74% (quarter ended 3/31/17), and the lowest return for a quarter was (1.33)% (quarter ended 6/30/16). The Fund’s Class A year-to-date return for the period ended June 30, 2018 was (2.54)%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A Shares	1 Year	Since Inception (5/28/15)
Return Before Taxes	0.81%	(1.09)%
Return After Taxes on Distributions	(0.30)%	(2.06)%
Return After Taxes on Distributions and Sale of Fund Shares	0.54%	(1.25)%
Class C Shares
Return Before Taxes	5.00%	0.42%
Class I Shares
Return Before Taxes	6.03%	1.06%
Bloomberg Barclays US Agg Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.26%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other Share Classes will vary.

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Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Keystone Wealth Advisors LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Gordon Nelson, Chief Investment Strategist of the Sub-Advisor, and Tyler Vanderbeek, Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers. Mr. Nelson is the lead portfolio manager of the Fund. Mr. Nelson and Mr. Vanderbeek have served the Fund in these capacities since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: AlphaCentric Hedged Market Opportunity Fund

Investment Objective: The Fund's objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 66 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 68 and Waiver of Up-Front Sales Charge on Class A Shares on page 68.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.71%	0.70%	0.79%
Interest/Dividend Expense	0.36%	0.35%	0.36%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.08%	3.81%	2.91%
Fee Waiver and/or Expense Reimbursement[2]	(0.47)%	(0.46)%	(0.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.61%	3.35%	2.47%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Fund's Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2019. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed)) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$824	$338	$250
3	$1,430	$1,122	$859
5	$2,059	$1,924	$1,494
10	$3,742	$4,016	$3,202

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2018 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests primarily in (i) long and short call and put options on futures on the Standard & Poor’s 500 Index (the “Index”) and/or a security that represents the return of the Index (such as exchange traded funds like the SPDR Trust Series I units (“SPDRs”)) or measures of market volatility (such as volatility exchange traded funds, which reflect the market’s expected fluctuation (volatility)), (ii) cash and cash equivalents, including affiliated and unaffiliated money market funds, and (iii) other high-quality (AA or better) short-term (less than two years) fixed income securities such as U.S. Treasury securities.

The Fund invests mainly in options on futures on the Index, but may invest in other futures markets including agricultural products, metals, currencies, interest rates and other financial instruments, as well as equity and other financial indices.  The Fund also buys and sells futures contracts themselves, and buys or sells options as hedging vehicles and to seek incremental gain.

The Fund’s option strategy employs a systematic, rules-based program that seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction, however, in general, the strategy does not depend on a prediction of equity market direction, and is designed to produce returns that are not correlated with equity market returns.

The Fund seeks to hedge a portion of the risk associated with its investments by staggering the maturity dates of its option positions and by utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse. To further hedge against downward market movements, the Fund will purchase put options in a quantity roughly equal to the number of put options that it sells.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

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Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could

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affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk: The successful use of futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging at all times and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The disfunction and manipulation of volatility and

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options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options-based strategy. This strategy involves the sale and purchase of call and put options on futures contracts. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk and tracking risk.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  The

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performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund.  The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 7.22% (quarter ended 12/31/13), and the lowest return for a quarter was (4.58)% (quarter ended 12/31/14). The Fund’s Class I year-to-date return for the period ended June 30, 2018 was (10.59)%.

The following table shows the average annual returns for the Predecessor Fund which includes all of its actual fees and expenses over various periods ended December 31, 2017. The Predecessor Fund did not have a distribution policy. It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I Shares	1 Year	5 Years	Since Inception (September 1, 2011)
Return Before Taxes	5.29%	7.88%	10.93%
Return After Taxes on Distributions	4.47%	7.71%	10.78%
Return After Taxes on Distributions and Sale of Fund Shares	3.50%	6.19%	8.80%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.64%
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IQ Hedge Long/Short Beta Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	5.45%	5.71%
Class A Shares			Since Inception (September 30, 2016)
Return Before Taxes	(1.00)%	N/A	0.24%
Class C Shares
Return Before Taxes	4.31%	N/A	4.38%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	20.65%
IQ Hedge Long/Short Beta Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	5.45%	8.30%

* Includes the effect of performance fees paid by the investors of the Predecessor Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Russell Kellites is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: ALPHACENTRIC GLOBAL INNOVATIONS FUND

Investment Objective: The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 66 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 68 and Waiver of Up-Front Sales Charge on Class A Shares on page 68.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.80%	1.00%	1.51%
Acquired Fund Fees and Expenses[1,2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[1]	2.33%	3.28%	2.79%
Fee Waiver and/or Expense Reimbursement [3]	(0.65)%	(0.85)%	(1.36)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.68%	2.43%	1.43%

1 Estimated for the current fiscal year.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3The Fund’s advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation) at 1.65%, 2.40% and 1.40% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2019. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor; and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Year	Class A	Class C	Class I
1	$638	$246	$146
3	$1109	$931	$736

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal period ended March 31, 2018 was 178% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign common stock of companies involved in innovative and breakthrough technologies across multiple sectors. The Fund may invest without limit in companies located anywhere in the world and, under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States. The Fund expects to invest primarily in developed markets, but may also invest in emerging markets. The Fund may invest in any company with a market capitalization over $50 million.

The Fund’s sub-adviser, Pacific View Asset Management (the “Sub-Advisor”) employs proprietary bottom up research to identify companies worldwide with innovation technologies, such as robotics and automation companies, and potential for long-term outperformance. The Fund’s portfolio will be composed of companies with game changing technologies in sectors such as manufacturing, infrastructure, transportation, energy, healthcare, information technology, media and communications. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in the machinery and electrical equipment industries, collectively. After such innovative companies are identified, the companies are screened and only those companies meeting the Sub-Advisor’s quantitative criteria are considered for investment. Companies are sold when the initial growth potential is no longer foreseeable.

When it deems appropriate, the Sub-Advisor may endeavor to hedge market risk by investing in inverse (short) exchange-traded funds (“ETFs”), market volatility-linked ETFs, and invest in cash and cash equivalents. These ETFs may be leveraged ETFs, which are designed to produce daily returns (before fees and expenses) that are a multiple of a reference index or asset. Depending on the Sub-Advisor’s assessment of market conditions, the Sub-Advisor expects the Fund’s net long market exposure (long positions net of non-speculative short positions intended as market hedges) may range from approximately zero to 100% of the Fund’s net asset value (“NAV”).

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

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Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Cash or Cash Equivalents Risk: When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Hedging Risk. Hedging is a strategy in which the Fund uses a security derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

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Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. The ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

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Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Medium Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Pacific View Asset Management, LLC is the Fund's investment sub-advisor.

Portfolio Manager: Brian Gahsman, Portfolio Manager of the Sub-Advisor’s Global Innovations Team, is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2017.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective or the AlphaCentric Bond Rotation Fund’s policy to invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
AlphaCentric Asset Rotation Fund	The Fund's objective is to achieve long-term capital appreciation.
AlphaCentric Income Opportunities Fund	The Fund's objective is current income.
AlphaCentric Bond Rotation Fund	The Fund's objective is to achieve long-term capital appreciation and total return.
AlphaCentric Hedged Market Opportunity Fund	The Fund’s investment objective is long-term capital appreciation.
AlphaCentric Global Innovations Fund	The Fund’s investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-844-ACFUNDS (844-223-8637) or visit the Funds’ website at www.AlphaCentricFunds.com.

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AlphaCentric Asset Rotation Fund

The Fund attempts to achieve its objective by investing in a portfolio of global asset class ETFs. Asset class ETFs that may be held in the portfolio include those that invest in U.S. equities of any market capitalization, foreign (including emerging markets) equities of any market capitalization, U.S. Treasury securities, and cash or cash equivalents. The Fund, through tactical adjustments to its allocation between ETFs that invest in equities and ETFs that invest in U.S. Treasury securities, cash and cash equivalents, seeks to generate superior risk-adjusted returns and limit the size of the drawdown of the Fund’s portfolio in relation to the size of the drawdowns that can be incurred by a 100% stock allocation. A drawdown is the peak-to-trough decline during a specific record period of an investment.

The Sub-Advisor uses a rules-based approach to select global asset class ETFs for the Fund. The Fund will generally hold one to five ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to cash or cash equivalents. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Sub-Advisor’s proprietary methodology is based upon extensive, independent academic research. The theory behind the strategy is called “dual momentum”. The first piece of the strategy is relative momentum, which uses a mathematical, rules-based system to rank the major equity classes globally against each other (ETF versus peers). The second piece of the strategy is absolute momentum. In order for any of the global equity asset classes to be purchased or held they must demonstrate absolute momentum, meaning it must be stronger than the designated risk-free asset (i.e., cash, money market funds or cash equivalents).

AlphaCentric Income Opportunities Fund

The Fund seeks to achieve its investment objective by primarily investing in asset-backed fixed income securities, such as securities backed by credit card receivables, automobiles, aircraft, student loans, equipment leases, and agency and non-agency residential and commercial mortgages. Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. The allocation of the Fund’s investments in these various asset classes depends on the view of Garrison Point, as to which asset classes offer the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in non-agency residential mortgage backed securities. Under normal circumstances, the Fund invests over 25% of its assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities. The Fund may be 100% invested in debt securities.

The Fund may also invest in corporate debt securities; U.S. Treasury and agency securities; structured notes, real estate investment trusts (“REITs”), preferred stock, repurchase and reverse repurchase agreements; investment companies that invest in fixed income securities; and over-the-counter and exchange-traded derivative instruments. The Fund will use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default

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risks faced by the Fund, and credit spread options. The Fund may also use one or more of these derivatives as a substitute for a security or asset class, in what is commonly known as a substitution hedge. In addition, the Fund may take short positions in exchange-traded funds (“ETFs”) including inverse and leveraged ETFs to hedge interest rate and general market risks as well as to capitalize on an expected decline in security prices.

The Fund may invest in securities of any maturity or duration. The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as "junk") without limitation. Below investment grade securities are those rated below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund may hold up to 15% of its net assets in illiquid securities.

In selecting securities for investment, Garrison Point favors investments it believes are undervalued and have the potential to produce consistent returns in most interest rate environments. Garrison Point selects those securities for investment that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside capture, liquidity, and market conditions. Garrison Point attempts to diversify geographically and, with respect to asset backed securities, among the servicing institutions. The Fund intends to hold the securities in its portfolio until maturity but may sell the securities held in its portfolio when the opportunity to capture outsized returns exists, or when necessitated by asset flows into or out of the Fund.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

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Returns of capital reduce a shareholder’s tax cost (or “tax basis”).  Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

The Fund is classified as "non-diversified" for purposes of the 1940 Act, which means a relatively high percentage of the Fund's assets may be invested in the securities of a single issuer.

AlphaCentric Bond Rotation Fund

The Fund attempts to achieve its objective by investing in a portfolio of global bond asset class ETFs. The ETFs that may be held in the portfolio include those that invest in U.S. corporate bonds (including investment grade, high yield (also known as “junk” bonds), floating rate, and convertible bonds), foreign bonds (including developed and emerging markets sovereign debt), U.S. tax-free/municipal bonds (national, intermediate, high yield, and Build America), mortgage-backed securities and U.S. Government securities of various maturities. The Fund, through tactical adjustments to its allocation between and among the ETFs that invest in these various bond asset classes, seeks to generate superior risk-adjusted total returns through various economic or interest rate environments. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, which includes bond asset class ETFs.

The Sub-Advisor uses a rules-based approach to select global bond asset class ETFs for the Fund. The Fund will generally hold two to four ETFs depending on the relative strength of the asset classes represented by the ETFs relative to each other and relative to U.S. Treasury bond ETFs. The ETFs are ranked according to a relative strength score using proprietary formulas that take into account the price movement and volatility of each ETF. Assets will be rotated and more concentrated in the areas of highest relative strength. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

AlphaCentric Hedged Market Opportunity Fund

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Under normal circumstances, the Fund invests primarily in (i) long and short call and put options on futures on the Index and/or a security that represents the return of the Index (such as exchange traded funds like SPDRs) or measures of market volatility (such as volatility exchange traded funds), (ii) cash and cash equivalents, including affiliated and unaffiliated money market funds, and (iii) other high-quality short-term fixed income securities such as U.S. Treasury securities. Call and put options give you the right to buy (call) or sell (put), in exchange for a premium, certain underlying securities at specified prices, known as strike prices, before predetermined expiration dates. Buyers of option contracts are long, while sellers or writers of option contracts are short. The buyers believe the price of the underlying security will go down; whereas, sellers believe the price of the underlying security will go up. The Fund seeks capital appreciation over the long-term.

The Fund invests mainly in options on futures on the Index, but may invest in other futures markets including agricultural products, metals, currencies, interest rates and other financial instruments, as well as equity and other financial indices.  The Fund also buys and sells futures contracts themselves, and buys or sells options as hedging vehicles and to seek incremental gain.

The Fund’s option strategy employs a systematic, rules-based program that seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction, however, in general, the strategy does not depend on a prediction of equity market direction, and is designed to produce returns that are not correlated with equity market returns.

The Fund seeks to mitigate risk by staggering maturity dates of the option positions and by utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

AlphaCentric Global Innovations Fund

The Fund seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign common stock of companies involved in innovative and breakthrough technologies across multiple sectors. The Fund may invest without limit in companies located anywhere in the world and, under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States. The Fund expects to invest primarily in developed markets, but may also invest in emerging markets. The Fund may invest in any company with a market capitalization over $50 million.

The Sub-Advisor employs proprietary bottom up research to identify companies worldwide with innovation technologies, such as robotics and automation companies, and potential for long-term outperformance. The Fund’s portfolio will be composed of companies with game changing technologies in areas such as manufacturing, infrastructure, transportation, energy, healthcare, information technology, media and communications. The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in the machinery and electrical equipment industries,

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collectively. After such innovative companies are identified, the companies are screened and only those companies meeting the Sub-Advisor’s quantitative criteria are considered for investment. Companies are sold when the initial growth potential is no longer foreseeable.

When it deems appropriate, the Sub-Advisor may endeavor to hedge market risk by investing in inverse (short) ETFs, market volatility-linked ETFs, and invest in cash and cash equivalents. These ETFs may be leveraged ETFs, which are designed to produce daily returns (before fees and expenses) that are a multiple of a reference index or asset. Depending on the Sub-Advisor’s assessment of market conditions, the Sub-Advisor expects the Fund’s net long market exposure (long positions net of non-speculative short positions intended as market hedges) may range from approximately zero to 100% of the Fund’s NAV.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. Each Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Manager-of-Managers Order

Mutual Fund Series Trust and the Advisor have received an exemptive order (the "Order") from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your

39

investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable blank: -

Risks	Asset Rotation Fund	Income Opportunities Fund	Bond Rotation Fund	Hedged Market Opportunity Fund	Global Innovations Fund
Acquired Funds Risk	●	●	●	●	●
ADR Currency Risk	○	○	○	○	○
ADRs Risk	○	○	○	○	○
Affiliated Investment Company Risk	○	○	○	○	○
Allocation Risk	○	○	○	○	○
Asset-Backed and Mortgage Backed Security Risk	○	●	○	○	○
Bank Loans Risk	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○
Call Options Risk	○	○	○	○	○
Capacity Risk	○	○	○	○	○
Cash or Cash Equivalents Risk	○	○	○	●	●
CDOs and CLOs Risk	○	●	○	○	○
Changing Fixed Income Market Conditions Risk	○	○	○	○	○
Collateralized Bond Obligation Risk	○	○	○	○	○
Commodity Risk	○	○	○	●	○
Concentration Risk	○	●	○	○	○
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○
Convertible Bond Risk	○	○	●	○	○
Convertible Securities Risk	○	○	○	○	○
Counterparty Risk	○	○	○	○	○
Credit Default Swap Risk	○	●	○	○	○
Credit Risk	○	●	○	○	○
Credit Risk (for Floating Rate Loans)	○	○	○	○	○
Currency Risk	○	○	○	○	○
Derivatives Risk	○	●	○	●	○
Distribution Policy Risk		●
Dividend Yield Risk	○	○	○	○	○
Duration Risk	○	○	○	○	○
Emerging Market Risk	●	○	●	○	●
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Risks	Asset Rotation Fund	Income Opportunities Fund	Bond Rotation Fund	Hedged Market Opportunity Fund	Global Innovations Fund
Equity Security Risk	○	○	○	○	●
Exchange Traded Notes Risk	○	○	○	○	○
Extension Risk	○	○	○	○	○
Fixed Income Risk	●	●	●	●	○
Foreign Currency Risk	○	○	○	○	○
Foreign Exchanges Risk	○	○	○	○	○
Foreign Securities Risk	●	○	●	○	●
Forwards Risk	○	○	○	○	○
Futures Contract Risk	○	●	○	●	○
Geographic Concentration Risk	○		○		○
Growth Stock Risk	○	○	○	○	○
Hedging Risk	○	●	○	●	●
Index Risk	○	○	○	●	○
Industry Concentration Risk	○	●	○	○	●
Inflation-Indexed Bond Risk	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○
Interest Rate Risk	○	○	○	○	○
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○
Inverse ETF Risk	○	●	○	○	●
Investment Model Risk	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○
Junk Bond Risk	○	●	●	○	○
Large Capitalization Stock Risk	○	○	○	○	○
Leverage Risk	○	●	○	●	○
Leveraged ETF Risk	○	●	○	○	●
Liquidity Risk	○	●	○	○	○
Litigation Risk	○	○	○	○	○
Loan Risk	○	○	○	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	●
Management Risk	●	●	●	●	●
Market Risk	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	●
MBS and CMO Risk	○	○	○	○	○
Medium (Mid) Capitalization Stock Risk	●	○	○	○	●
Micro Capitalization Risk	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	○	○	○
Mortgage Backed Security Risk	○	○	●	○	○
Municipal Bond Risk	○	○	●	○	○
Non-diversification Risk	-	●	-	●	●
Options Market Risk	○	●	○	●	○
Options Risk	○	●	○	●	○
OTC Trading Risk	○	●	○	○	○
Preferred Stock Risk	○	●	○	○	○
Prepayment and Extension Risk	○	●	○	○	○
Real Estate and REIT Risk	○	●	○	○	○
Regulatory Risk	●	●	●	●	●
Repurchase and Reverse Repurchase Agreement Risk	○	●	○	○	○
Restricted Securities Risk	○	○	○	○	○
Risk Management Risk	○	○	○	○	○
Sector Concentration Risk	○	○	○	○	○
Security Risk	●	●	●	○	●
Segregation Risk	○	○	○	○	○
Short Selling Risk	○	○	○	○	○
Smaller Capitalization Stock Risk	●	○	○	○	●
Sovereign Debt Risk	○	○	○	○	○
Structured Note Risk	○	●	○	○	○
Sub-Prime Mortgage Risk	○	○	○	○	○
Swap Risk	○	○	○	○	○
Taxation Risk	○	○	○	○	○
Technology Sector Risk	○	○	○	○	○
Tracking Risk of ETFs	●	○	●	○	○
Turnover Risk	●	○	●	●	○
U.S. Agency Securities Risk	○	●	●	●	○
U.S. Government Obligations Risk	○	○	○	○	○
Volatility Risk	○	●	○	●	●

Descriptions of these principal risks as well as the non-principal risks of the Funds are set forth below. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

Acquired Funds Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in ETFs and mutual funds are described below:

• Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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• ETF Tracking Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

• Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor and/or Sub-Advisor correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

• Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

• Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.

• Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

• Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are

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automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the Affiliated Funds. The Advisor will receive more revenue to the extent it selects Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit

43

risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of

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the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of

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credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk: A Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which a Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors, portfolio managers and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares

•The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

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Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Funds to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund's total return. Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the

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assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest

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rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Derivatives Risk. A Fund may use derivatives (including options, futures, swap contracts and other transactions) to hedge against market declines. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
o	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.
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o	Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Distribution Policy Risk. The Funds’ distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of a Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

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Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When a Fund invests in fixed income securities (“U.S. Treasuries”), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Securities Risk. To the extent a Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values

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of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in more developed countries.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Futures Contract Risk. A Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already

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experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Hedging Risk. Hedging is a strategy in which a Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging strategies and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

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Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the Funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Model Risk. Like all quantitative analysis, the Advisor’s or Sub-Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent

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upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio

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transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The Advisor's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Advisor’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Advisor's and/or Sub-Advisor’s proprietary investment process. The Advisor's and/or Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's and/or Sub-Advisor’s investment strategy will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

MBS and CMO Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor's

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and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

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o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service

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(the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-diversification Risk. The Funds are non-diversified. This means that they may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Funds’ assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Funds’ portfolios may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation

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and changes in supply and demand relationships. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of options leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on the Fund's share price.

o	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

o	Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Sub-Advisor's expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.

o	Sub-strategy Risk: Certain hedging strategies know as spreads or straddles expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction the Fund will invest in a combination of long and sold (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the sub-advisor expects. In a straddle transaction the Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. A Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real

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estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of a Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other

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sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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Smaller Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to issuer default risk. A Fund is also exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swap Risk. A Fund may use swaps to enhance returns and manage risk. A Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives,

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including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Taxation Risk. If a Fund invests in commodities indirectly through a subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. A subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because a subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk. A Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund

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may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day,

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Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:   When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

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Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers for the Asset Rotation Fund, Hedged Market Opportunity Fund and Global Innovations Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	1.00%	1.01%	1.00%

The up-front Class A sales charge and the commissions paid to dealers for the Income Opportunities Fund and the Bond Rotation Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.01%	1.00%

How to Reduce Your Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

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Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the AlphaCentric Family of Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing AlphaCentric Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of AlphaCentric Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the Funds’ investment; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Funds’ Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases.

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Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-844-ACFUNDS (1-844-223-8637). Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Funds’ website because it is contained in this Prospectus.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may provide for different sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge and the Funds Class I shares, except the Hedged Market Opportunity Fund and Global Innovations Fund, are not subject to an annual 12b-1 fee. The Hedged Market Opportunity Fund and Global Innovations Fund have adopted a 12b-1 plan for Class I Shares pursuant to which the Class is subject to a 12b-1 fee of 0.25% of its average daily net assets. The 12b-1 plan has not been implemented for the Class and there are no plans to do so. Availability of Class I shares is subject to agreement between the distributor and financial intermediary.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-844-ACFUNDS (1-844-223-8637) to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

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All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-844-ACFUNDS (1-844-223-8637) to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in all share classes is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares in a Fund is $100 for all accounts. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

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Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-844-ACFUNDS (1-844-223-8637).

Additional Investments

The minimum subsequent investment in the Funds is $100. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-844-ACFUNDS (1-844-223-8637) or by writing to the Fund at:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, each Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the

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value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

The Funds typically expect that it will take up to five business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

AlphaCentric Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•Include the Fund name and account number;

•                Include the account name(s) and address;

•                State the dollar amount or number of shares you wish to redeem; and

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•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637) if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-844-ACFUNDS (1-844-223-8637). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets.  The securities will be chosen by a Fund and valued under a Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in a Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

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Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Income Opportunities Fund for Class A shares of the Asset Rotation Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Funds’ distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program's policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

Each Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A Shares, Class C Shares and Class I Shares (with respect to the Hedged Market Opportunities Fund and Global Innovations Fund only), and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Class A Shares

Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares (Hedged Market Opportunity Fund and Global Innovations Fund only)

Under the Funds’ Plans related to the Class I Shares, each Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Class I Shares. Neither Fund is currently paying 12b-1 fees, and there are no plans to impose these fees.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Funds’ NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends

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or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Asset Rotation Fund, Managed Futures Strategy Fund and Global Innovations Fund intend to make annual dividend distributions. The Bond Rotation Fund and the Income Opportunities Fund intend to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sub-heading “Distribution Policy and Goals” under the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the AlphaCentric Income Opportunities Fund’s distribution policy and tax consequences.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUNDS

Advisor

AlphaCentric Advisors LLC, a Delaware limited liability company located at 36 North New York Avenue, Huntington, NY, 11743 serves as Advisor to the Funds. The Advisor was formed in February 2014. Management of the Funds is currently its primary business. The Advisor

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is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentaltfunds.com. Under the terms of the management agreement, AlphaCentric Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Manager: AlphaCentric Hedged Market Opportunity Fund

Russell Kellites is primarily responsible for the day-to-day management of the Fund's portfolio.

Russell Kellites

Russell Kellites has been the portfolio manager of the Fund since its inception in 2016. He has been a portfolio manager at the Advisor since 2016 and has served as Managing Director of Theta Capital Partners since 2008. Prior to joining Theta Capital Partners, Mr. Kellites’ employment included Goldman Sachs & Co where he was an Associate and Merrill Lynch & Co where he was a Vice President. Mr. Kellites attended Columbia University where he received a BS in computer science (cum laude), matriculated in the MS computer science program, with a focus in artificial intelligence, and received an MBA.

Sub-Advisor: AlphaCentric Asset Rotation Fund and the AlphaCentric Bond Rotation Fund

Keystone Wealth Advisors LLC (“Keystone” or “Sub-Advisor”), a Utah limited liability company located at 595 S. Riverwoods Pkwy Ste 170, Logan, UT, 84321, is the investment sub-advisor to the Asset Rotation Fund and the Bond Rotation Fund. In addition to serving as a Sub-Advisor, Keystone is a registered investment advisor providing investment and planning advice to individuals, businesses and endowments.

Subject to the oversight and approval of the Advisor, Keystone is responsible for making investment decisions and executing portfolio transactions for the Asset Rotation Fund and Bond Rotation Fund. In addition, Keystone is responsible for maintaining certain transaction and compliance related records of the Asset Rotation Fund and Bond Rotation Fund. As compensation for the sub-advisory services it provides to the Funds, the Advisor, and not the Funds, will pay Keystone 50% of the management fees that the Advisor receives from each of the Asset Rotation Fund and Bond Rotation Fund.

Portfolio Managers: AlphaCentric Asset Rotation Fund and AlphaCentric Bond Rotation Fund

Gordon Nelson, CPA, CFP®, and Tyler Vanderbeek, CFP®, CMT, are primarily responsible for the day-to-day management of the Asset Rotation Fund and Bond Rotation Fund’s portfolios. Mr. Nelson is the lead portfolio manager of each of the Asset Rotation Fund and Bond Rotation Fund.

Gordon Nelson, CPA, CFP® and Chief Investment Strategist of Keystone

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Gordon Nelson has served as Chief Investment Strategist and portfolio manager of Keystone since founding the firm in 2003. Mr. Nelson has served as the lead portfolio manager of each of the Asset Rotation Fund and Bond Rotation Fund since its inception. Prior to founding Keystone, Mr. Nelson has worked as a partner in a CPA firm and as a financial advisor with Merrill Lynch. Mr. Nelson has a Master’s Degree in Accounting from Utah State University.

Tyler Vanderbeek, CFP®, Portfolio Manager of Keystone

Tyler Vanderbeek has served as portfolio manager of Keystone since April 2007. He has served as a portfolio manager of each of the Asset Rotation Fund and Bond Rotation Fund since its inception. Mr. Vanderbeek is educated through The American College and Utah State University and successfully earned the nationally recognized designation of Certified Financial Planner. Mr.Vanderbeek completed the Chartered Market Technician® designation in 2016. The Chartered Market Technician® designation is awarded to those who demonstrate mastery of a core body of knowledge of investment risk in portfolio management settings and hold themselves to the highest ethical standards.

Sub-Advisor: AlphaCentric Income Opportunities Fund

Garrison Point Capital, LLC, located at 100 Pine Street, Suite 2700, San Francisco, CA 94111, serves as investment sub-advisor to the Income Opportunities Fund. Garrison Point was founded in 2012 and, in addition to serving as investment sub-advisor to the Income Opportunities Fund, provides investment advice to individuals, high net worth individuals, trusts and various institutions.

Subject to the oversight and approval of the Advisor, Garrison Point is responsible for making investment decisions and executing portfolio transactions for the Income Opportunities Fund. In addition, Garrison Point is responsible for maintaining certain transaction and compliance related records of the Income Opportunities Fund. As compensation for the sub-advisory services it provides to the Income Opportunities Fund, the Advisor, and not the Fund, will pay Garrison Point 50% of the net management fees that the Advisor receives from the Income Opportunities Fund.

Portfolio Managers: AlphaCentric Income Opportunities Fund

Tom Miner, Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Income Opportunities Fund's portfolio.

Tom Miner, Principal and Portfolio Manager of Garrison Point

Tom Miner has been a Principal and Portfolio Manager of Garrison Point since 2012. He has also been a Principal and Portfolio Manager of Garrison Point Funds, LLC since 2012, a Registered Representative of S.F. Sentry Securities, Inc. since 2012 and a Registered Investment Advisor representative of San Francisco Sentry Investment Group since 2012. From 2009 to co-founding Garrison Point in 2012, Mr. Miner was a Director of Barclays Capital, Inc. From 2007 to 2009, Mr. Miner was the Chief Executive Officer of Xootr, LLC, a manufacturer of folding bikes and scooters, and, from 1994 to 2007, he served in various roles for Lehman Brothers, Inc. focusing on structuring of fixed income products and building Lehman Brothers’ West Coast

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securitized products business. Mr. Miner holds a BA, BS and MBA from the University of Utah where he is also an adjunct professor of finance teaching Fixed Income Analysis and Venture Capital classes.

Garrett Smith, Principal and Portfolio Manager of Garrison Point

Garrett Smith has been a Principal and Portfolio Manager of Garrison Point since 2012. He has also been a Principal and Portfolio Manager of Garrison Point Funds, LLC since 2012, a Registered Representative of S.F. Sentry Securities, Inc. since 2012 and a Registered Investment Advisor representative of San Francisco Sentry Investment Group since 2012. From 2008 to co-founding Garrison Point in 2012, Mr. Smith was Vice President of Barclays Capital, Inc. and, from 2006 to 2008, he was a Securitized Product Trader for Lehman Brothers, Inc. where he traded agency and non-agency mortgage backed securities. From 1996 to 2005, Mr. Smith was an officer in the U.S. Navy. Mr. Smith received MBA and MEM degrees from Northwestern University and BS degrees from the United States Naval Academy and University of Maryland.

Brian Loo, Portfolio Manager of Garrison Point

Brian Loo has been a Portfolio Manager of Garrison Point since 2013. He has also been the Managing Director of Garrison Point Funds, LLC and a Registered Representative of S.F. Sentry Securities, Inc. since 2013. Mr. Loo joined the Sub-Advisor in 2013 from The TCW Group, Inc. where he served as a Portfolio Manager in the Structured Products Group beginning in 2009. Mr. Loo began his career as Senior Vice President in the mortgage backed securities department of TCW in 1994 and left TCW in 1996 to become a founding member Principal of Metropolitan West Asset Management, a fixed income money manager, which was acquired by TCW in 1996. Mr. Loo holds a BS from UCLA, an MSIA from Carnegie Mellon Tepper School of Business and is a CFA charterholder.

Sub-Advisor: AlphaCentric Global Innovations Fund

Pacific View Asset Management, LLC (“Pacific View”), located at 600 Montgomery Street, 5th Floor, San Francisco, California, 94111-2702, serves as investment sub-advisor to the Fund. Pacific View was formed in June 2012 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to institutional investors, high net worth individuals and pooled investment vehicles.

Subject to the oversight and approval of the Advisor, Pacific View is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Pacific View is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Global Innovations Fund, the Advisor will pay Pacific View 50% of the net management fees that the Advisor receives from the Fund.

Portfolio Manager: AlphaCentric Global Innovations Fund

Brian Gahsman is primarily responsible for the day-to-day management of the Global Innovations Fund's portfolio.

Brian Gahsman

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Brian Gahsman, Portfolio Manager of Pacific View’s Global Innovations Team, has been the portfolio manager of Global Innovations Fund since its commencement of operations in 2017. Mr. Gahsman was a founder and the Chief Investment Officer of Gahsman Branton, LLC from its inception in 2016 to its merger with the Sub-Advisor in 2017. Prior thereto, Mr. Gahsman was employed by The Leuthold Group as an Operations Research Analyst/Institutional Trader (2008 to 2013), and as a Portfolio Manager (2013-2015). Mr. Gahsman graduated with a Bachelor of Business Administration in Finance from the Haworth College of Business at Western Michigan University.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in his managed Fund.

Advisory Fees

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation
Asset Rotation Fund	1.25%	0.29%	Class A - 1.49% Class C – 2.24% Class I – 1.24%
Income Opportunities Fund	1.50%	1.30%	Class A - 1.74% Class C – 2.49% Class I – 1.49%
Bond Rotation Fund	1.25%	0.16%	Class A - 1.49% Class C – 2.24% Class I – 1.24%
Hedged Market Opportunity Fund	1.75%	1.30%	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Global Innovations Fund	1.25%	0.21%	Class A - 1.65% Class C – 2.40% Class I – 1.40%

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Adviser for the Fund’s most recent fiscal year and (iii) the expense limitation for each Fund.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency,

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including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

A discussion regarding the basis of the Board of Trustees’ renewal of the management agreement with the Advisor with respect to the Hedged Market Opportunity Fund will be available in the Trust’s semi-annual report to shareholders for the period ended September 30, 2018. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor with respect to the Global Innovations Fund is available in the Trust’s semi-annual report to shareholders dated September 30, 2017. A discussion regarding the basis of the Board of Trustees’ renewal of the management agreement with the Advisor with respect to the Asset Rotation Fund, the Income Opportunities Fund, and the Bond Rotation Fund; the sub-advisory agreement between the Advisor and Keystone with respect to the Asset Rotation Fund; the sub-advisory agreement between the Advisor and Garrison Point with respect to the Income Opportunities Fund; and the sub-advisory agreement between the Advisor and Keystone with respect to the Bond Rotation Fund; and the sub-advisory agreement between the Advisor and Pacific View with respect to the Global Innovations Fund is available in the Trust’s semi-annual report to shareholders for the period ended September 30, 2017.

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FINANCIAL HIGHLIGHTS

AlphaCentric Asset Rotation Fund

The following table is intended to help you better understand the Asset Rotation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal periods ended March 31, 2015, 2016, 2017, and 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
Class A (ROTAX)	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$8.67	$8.96	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.09	0.12	0.03
Net realized and unrealized gain (loss) on investments	0.94	(0.15)	(0.96)	0.13	(9)
Total from investment operations	1.11	(0.06)	(0.84)	0.16
Less distributions from:
Net investment income	(0.22)	(0.23)	—	(0.05)
Net realized gains	—	—	(0.31)	—
Total distributions	(0.22)	(0.23)	(0.31)	(0.05)
Net asset value, end of period	$9.56	$8.67	$8.96	$10.11
Total return (3)	12.79%	(0.60)%	(8.38)%	1.55	% (6)
Net assets, at end of period (000s)	$8,165	$10,589	$18,613	$43,358
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.45%	2.11%	2.11%	1.98%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	1.78%	1.09%	1.22%	0.43%
Portfolio Turnover Rate	494%	691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class A commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended	Period Ended
	March 31,		March 31,	March 31,	March 31,
Class C (ROTCX)	2018		2017	2016	2015 (1)
Net asset value, beginning of period	$8.67		$8.89	$10.11	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.09		0.03	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	0.94		(0.15)	(0.94)	0.18	(9)
Total from investment operations	1.03		(0.12)	(0.91)	0.15
Less distributions from:
Net investment income	(0.07)		(0.10)	—	(0.04)
Net realized gains	—		—	(0.31)	—
Total distributions	(0.07)		(0.10)	(0.31)	(0.04)
Net asset value, end of period	$9.63		$8.67	$8.89	$10.11
Total return (3)	11.85	% (10)	(1.35)%	(9.08)%	1.47	% (6)
Net assets, at end of period (000s)	$667		$845	$2,279	$1,926
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	3.20%		2.86%	2.86%	2.73%
Ratio of net expenses to average net assets after expense reimbursement or recapture(5)(7)	2.24%		2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	1.00%		0.33%	0.36%	(0.44)%
Portfolio Turnover Rate	494%		691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class C shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
Class I (ROTIX)	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$8.66	$8.99	$10.12	$10.00
Activity from investment operations:
Net investment income (2)	0.20	0.12	0.13	0.05
Net realized and unrealized gain (loss) on investments	0.93	(0.17)	(0.95)	0.12	(9)
Total from investment operations	1.13	(0.05)	(0.82)	0.17
Less distributions from:
Net investment income	(0.26)	(0.28)	—	(0.05)
Net realized gains	—	—	(0.31)	—
Total distributions	(0.26)	(0.28)	(0.31)	(0.05)
Net asset value, end of period	$9.53	$8.66	$8.99	$10.12
Total return (3)	13.05%	(0.42)%	(8.18)%	1.72	% (6)
Net assets, at end of period (000s)	$3,172	$4,396	$13,557	$20,840
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.20%	1.86%	1.86%	1.73%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	2.20%	1.44%	1.37%	0.85%
Portfolio Turnover Rate	494%	691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class I shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

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AlphaCentric Bond Rotation Fund

The following table is intended to help you better understand the Bond Rotation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal periods ended March 31, 2016, 2017, and 2018 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
Class A (BDRAX)	2018	2017	2016 (1)
Net asset value, beginning of period	$9.52	$9.58	$10.00
Activity from investment operations:
Net investment income (2)	0.24	0.23	0.15
Net realized and unrealized loss on investments	(0.02)	(0.05)	(0.43)
Total from investment operations	0.22	0.18	(0.28)
Less distributions from:
Net investment income	(0.25)	(0.24)	(0.14)
Total distributions	(0.25)	(0.24)	(0.14)
Net asset value, end of period	$9.49	$9.52	$9.58
Total return (3)	2.27%	1.91%	(2.74	)% (6)
Net assets, at end of period (000s)	$9,497	$6,634	$9,869
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	2.57%	2.62%	2.64%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	2.50%	2.40%	1.82%
Portfolio Turnover Rate	586%	524%	476	% (6)

(1)	The AlphaCentric Bond Rotation Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
Class C (BDRCX)	2018	2017	2016 (1)
Net asset value, beginning of period	$9.59	$9.56	$10.00
Activity from investment operations:
Net investment income (2)	0.18	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	0.06	(0.42)
Total from investment operations	0.15	0.19	(0.33)
Less distributions from:
Net investment income	(0.17)	(0.16)	(0.11)
Total distributions	(0.17)	(0.16)	(0.11)
Net asset value, end of period	$9.57	$9.59	$9.56
Total return (3)	1.54%	2.07%	(3.25	)% (6)
Net assets, at end of period (000s)	$1	$1	$71
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	3.32%	3.37%	3.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	2.24%	2.24%	2.24%
Ratio of net investment income to average net assets (5)(7)(8)	1.81%	1.43%	1.18%
Portfolio Turnover Rate	586%	524%	476	% (6)

(1)	The AlphaCentric Bond Rotation Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
Class I (BDRIX)	2018	2017	2016 (1)
Net asset value, beginning of period	$9.53	$9.59	$10.00
Activity from investment operations:
Net investment income (2)	0.27	0.26	0.18
Net realized and unrealized loss on investments	(0.03)	(0.06)	(0.43)
Total from investment operations	0.24	0.20	(0.25)
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.16)
Total distributions	(0.27)	(0.26)	(0.16)
Net asset value, end of period	$9.50	$9.53	$9.59
Total return (3)	2.50%	2.15%	(2.48	)% (6)
Net assets, at end of period (000s)	$248	$249	$59
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(7)	2.32%	2.37%	4.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(7)	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	2.83%	2.76%	2.29%
Portfolio Turnover Rate	586%	524%	476	% (6)

(1)	The AlphaCentric Bond Rotation Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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AlphaCentric Income Opportunities Fund

The following table is intended to help you better understand the Income Opportunities Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for fiscal period ended March 31, 2016, 2017, and 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class A (IOFAX)	2018		2017	2016 (1)
Net asset value, beginning of period	$11.46		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.58		0.50	0.39
Net realized and unrealized gain on investments	0.76		0.78	0.69	(8)
Total from investment operations	1.34		1.28	1.08
Less distributions from:
Net investment income	(0.57)		(0.53)	(0.35)
Return of capital	—		(0.01)	(0.01)
Total distributions	(0.57)		(0.54)	(0.36)
Paid-in-Capital From Redemption Fees	—		0.00 (9)	—
Net asset value, end of period	$12.23		$11.46	$10.72
Total return (3)	11.91%		12.22%	10.82	% (6)
Net assets, at end of period (000s)	$293,712		$109,712	$27,654
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.97	% (10)	2.08%	2.26%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.77	% (10)	1.74%	1.74%
Ratio of net investment income to average net assets (5)(7)	4.79%		4.39%	4.35%
Portfolio Turnover Rate	31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class C (IOFCX)	2018		2017	2016 (1)
Net asset value, beginning of period	$11.43		$10.71	$10.00
Activity from investment operations:
Net investment income (2)	0.49		0.39	0.34
Net realized and unrealized gain on investments	0.77		0.81	0.68	(8)
Total from investment operations	1.26		1.20	1.02
Less distributions from:
Net investment income	(0.49)		(0.47)	(0.30)
Return of capital	—		(0.01)	(0.01)
Total distributions	(0.49)		(0.48)	(0.31)
Paid-in-Capital From Redemption Fees	—		0.00 (9)	—
Net asset value, end of period	$12.20		$11.43	$10.71
Total return (3)	11.17	% (11)	11.36%	10.19	% (6)
Net assets, at end of period (000s)	$56,959		$18,574	$1,118
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.72	% (10)	2.83%	3.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.52	% (10)	2.49%	2.49%
Ratio of net investment income to average net assets (5)(7)	4.05%		3.42%	3.78%
Portfolio Turnover Rate	31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class I (IOFIX)	2018		2017	2016 (1)
Net asset value, beginning of period	$11.47		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.62		0.52	0.43
Net realized and unrealized gain on investments	0.76		0.80	0.67	(8)
Total from investment operations	1.38		1.32	1.10
Less distributions from:
Net investment income	(0.60)		(0.56)	(0.37)
Return of capital	—		(0.01)	(0.01)
Total distributions	(0.60)		(0.57)	(0.38)
Paid-in-Capital From Redemption Fees	—		0.00 (9)	—
Net asset value, end of period	$12.25		$11.47	$10.72
Total return (3)	12.25	% (11)	12.56%	11.00	% (6)
Net assets, at end of period (000s)	$1,352,105		$374,895	$73,073
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.72	% (10)	1.83%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.52	% (10)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	5.06%		4.56%	4.85%
Portfolio Turnover Rate	31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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AlphaCentric Hedged Market Opportunity Fund

The following table is intended to help you better understand the Hedged Market Opportunity Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal periods ended March 31, 2017 and 2018 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class A (HMXAX)	2018		2017 (1)
Net asset value, beginning of period	$18.54		$18.06
Activity from investment operations:
Net investment loss (2)	(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	(1.44)		0.72	(8)
Total from investment operations	(1.72)		0.51
Less distributions from:
Net realized gains	(0.56)		(0.03)
Total distributions	(0.56)		(0.03)
Net asset value, end of period	$16.26		$18.54
Total return (3)	(9.68	)% (11)(12)	2.82	% (6)
Net assets, at end of period (000s)	$3,073		$1,906
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.07	% (10)	4.32	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.60	% (10)	2.60	% (9)
Ratio of net investment loss to average net assets (5)	(1.54	)% (10)	(2.27	)% (9)
Portfolio Turnover Rate (7)	0%		0	% (6)

(1)	AlphaCentric Hedged Market Opportunity Fund Class A commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class C (HMXCX)	2018		2017 (1)
Net asset value, beginning of period	$18.49		$18.06
Activity from investment operations:
Net investment loss (2)	(0.42)		(0.31)
Net realized and unrealized gain (loss) on investments	(1.41)		0.77	(8)
Total from investment operations	(1.83)		0.46
Less distributions from:
Net realized gains	(0.56)		(0.03)
Total distributions	(0.56)		(0.03)
Net asset value, end of period	$16.10		$18.49
Total return (3)	(10.30	)% (11)(12)	2.54	% (6)
Net assets, at end of period (000s)	$191		$75
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.80	% (10)	5.07	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.34	% (10)	3.35	% (9)
Ratio of net investment loss to average net assets (5)	(2.29	)% (10)	(3.02	)% (9)
Portfolio Turnover Rate (7)	0%		0	% (6)

(1)	AlphaCentric Hedged Market Opportunity Fund Class C commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class I (HMXIX)	2018		2017 (1)
Net asset value, beginning of period	$18.57		$18.06
Activity from investment operations:
Net investment loss (2)	(0.28)		(0.19)
Net realized and unrealized gain (loss) on investments	(1.31)		0.73	(8)
Total from investment operations	(1.59)		0.54
Less distributions from:
Net realized gains	(0.56)		(0.03)
Total distributions	(0.56)		(0.03)
Net asset value, end of period	$16.42		$18.57
Total return (3)	(8.94	)% (11)(12)	2.98	% (6)
Net assets, at end of period (000s)	$9,433		$10,512
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.90	% (10)	4.07	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.46	% (10)	2.35	% (9)
Ratio of net investment loss to average net assets (5)	(1.48	)% (10)	(2.02	)% (9)
Portfolio Turnover Rate (7)	0%		0	% (6)

(1)	AlphaCentric Hedged Market Opportunity Fund Class I commenced operations on August 31, 2011 and does not include performance prior to Septemer 30, 2016 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(10)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(11)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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AlphaCentric Global Innovations Fund

The following table is intended to help you better understand the Global Innovation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended March 31, 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Period Ended March 31, 2018	Class A (GNXAX) (1)	Class C (GNXCX) (1)	Class I (GNXIX) (1)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.16)	(0.04)
Net realized and unrealized gain on investments	2.81	2.81	2.80
Total from investment operations	2.72	2.65	2.76
Less distributions from:
Net realized gains	(0.22)	(0.22)	(0.22)
Total distributions	(0.22)	(0.22)	(0.22)
Net asset value, end of period	$12.50	$12.43	$12.54
Total return (3)(6)	27.33%	26.63%	27.73%
Net assets, at end of period (000s)	$13,178	$212	$14,556
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.30%	3.25%	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	2.40%	1.40%
Ratio of net investment loss to average net assets (5)	(0.85)%	(1.57)%	(0.42)%
Portfolio Turnover Rate (6)	178%	178%	178%

(1)	AlphaCentric Global Innovations Fund Class A, Class C and Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

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APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

The information below was provided by the Financial Intermediary. The Fund is not responsible for the accuracy of the information.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•       Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•       Shares purchased by or through a 529 Plan

•       Shares purchased through a Merrill Lynch affiliated investment advisory program

•       Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•       Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•       Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•       Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•       Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•       Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•       Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•       Death or disability of the shareholder

•       Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•       Return of excess contributions from an IRA Account

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•       Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•       Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•       Shares acquired through a right of reinstatement

•       Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•       Breakpoints as described in this prospectus

•       Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•       Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

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PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637

97

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-844-ACFUNDS (1-844-223-8637) to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds' internet site at www.AlphaCentricFunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

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STATEMENT OF ADDITIONAL INFORMATION

August 1, 2018

MUTUAL FUND SERIES TRUST

AlphaCentric Asset Rotation Fund

Class A: ROTAX Class C: ROTCX Class I: ROTIX

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric Bond Rotation Fund

Class A: BDRAX Class C: BDRCX Class I: BDRIX

AlphaCentric Hedged Market Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

AlphaCentric Global Innovations Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the AlphaCentric Asset Rotation Fund (“Asset Rotation Fund”), AlphaCentric Income Opportunities Fund (“Income Opportunities Fund”), AlphaCentric Bond Rotation Fund (“Bond Rotation Fund”), AlphaCentric Hedged Market Opportunity Fund (“Hedged Market Opportunity Fund”), and AlphaCentric Global Innovations Fund (the “Global Innovations Fund”) (each, a “Fund” and collectively, the “Funds”), dated August 1, 2018. Each Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Annual Report respecting the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund, Hedged Market Opportunity Fund, and Global Innovations Fund for the period ended March 31, 2018 is incorporated by reference into this SAI. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge from the Trust by writing to the above address or calling 1-844-ACFUNDS (1-844-223-8637).

MUTUAL FUND SERIES TRUST	1
INVESTMENT RESTRICTIONS	1
OTHER INVESTMENT POLICIES	3
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	4
DISCLOSURE OF PORTFOLIO HOLDINGS	24
TRUSTEES AND OFFICERS	24
PRINCIPAL SHAREHOLDERS	30
ADVISOR AND SUB-ADVISORS	38
CODE OF ETHICS	45
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	45
COMPLIANCE SERVICES	47
CUSTODIAN	47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
COUNSEL	47
DISTRIBUTOR	47
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	50
PROXY VOTING POLICY	51
PORTFOLIO TURNOVER	51
PORTFOLIO TRANSACTIONS	52
Purchase and Redemption of Shares	53
Reduction of Up-Front Sales Charge on Class A Shares	54
Waivers of Up-Front Sales Charge on Class A Shares	55
Exchange Privilege	55
NET ASSET VALUE	56
TAX INFORMATION	56
INVESTMENTS IN FOREIGN SECURITIES	57
BACKUP WITHHOLDING	58
FOREIGN SHAREHOLDERS	58
FINANCIAL STATEMENTS	58
Appendix A	59
Appendix B	61
Appendix C	63
Appendix D	68
Appendix E	70

MUTUAL FUND SERIES TRUST

The Trust (formerly known as Catalyst Funds), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Asset Rotation Fund and Bond Rotation Fund are each separate diversified series of the Trust, and Income Opportunities Fund, Hedged Market Opportunity Fund, and Global Innovations Fund are each separate non-diversified series of the Trust. There are currently several other series (or funds) of the Trust and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

AlphaCentric Advisors LLC (“AlphaCentric” or the “Advisor”) acts as the investment advisor to the Funds.

Keystone Wealth Advisors, LLC (“Keystone”) serves as the investment sub-advisor to the Asset Rotation Fund and the Bond Rotation Fund.

Garrison Point Capital, LLC (“Garrison Point”) serves as the investment sub-advisor to the Income Opportunities Fund.

Pacific View Asset Management, LLC (“Pacific View”) acts as the investment sub-advisor to Global Innovations Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any pre-emptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except where otherwise noted, may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        with respect to the Asset Rotation Fund only, make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

(f)        with respect to the Income Opportunities Fund, the Bond Rotation Fund, the Hedged Market Opportunity Fund, and Global Innovations Fund only, make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(g)       invest 25% or more of its total assets in a particular industry or group of industries except that: the Income Opportunities Fund will invest at least 25% in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities, and the Global Innovations Fund will invest at least 25% in companies in the machinery and electrical equipment industries, collectively. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

(h)        with respect to the Asset Rotation Fund and the Bond Rotation Fund only, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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OTHER INVESTMENT POLICIES

The investment policies set forth below are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

With respect to each Fund:

(a)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)                No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

With respect to the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund, Hedged Market Opportunity Fund and Global Innovations Funds only:

(c)                 No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)       No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

With respect to the Bond Rotation Fund only,

(e)                 Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in bonds, which includes bond asset class exchange traded funds ("ETFs").

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also

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invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. Each Fund may invest in a range of ETFs. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or

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dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-adviser as an investment

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adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase

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transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise

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liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

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A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

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Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund's operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

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Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

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Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

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Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying

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securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

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In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of

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the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

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A Fund’s successful use of stock index futures contracts depends upon the advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

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REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising

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rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

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Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

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Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay

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reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to a buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

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Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

ReFlow Liquidity Program. Each Fund, except for Global Innovations Fund, may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days)

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or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.

ReFlow will purchase Class A shares at net asset value and will not be subject to any sales charges and investment minimums applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

Each Fund’s investment advisor and sub-advisor (as applicable) believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent the Fund’s net assets do not decline, the investment advisor and sub-advisor may also benefit.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution

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or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust since 2016.
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Variable Insurance Trust since 2010
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Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	39	Variable Insurance Trust since 2010

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	39	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A
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Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and in Catalyst Capital Advisors LLC, the investment adviser to certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Effective July 2, 2015, Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the

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Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the President of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s adviser and other service providers to the Fund. Although the risk management policies of the adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended March 31, 2018, the Audit Committee met 4 times.

Valuation Committee. The Committee shall consist of at least three of the following:  (1) either the Trust's Treasurer or Assistant Treasurer, and (2) either the Trust's Chief Compliance Officer or another Fund Officer (President/Secretary) that is independent of the Adviser/Sub-Adviser and the Fund involved in the subject valuation, and (3) the Portfolio Manager or a Delegate of the Adviser/Sub-Adviser of the Fund involved in the subject valuation. The Fair Value Committee may include other officers or trustees of the Funds or of the Adviser/Sub-Adviser to the Fund.  The Valuation Committee is responsible for overseeing the processes used in pricing the Funds' securities, including the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended March 31, 2018, the Valuation Committee held 40 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is a member of the Adviser. He is also the managing member of the Catalyst Capital Advisors LLC (“Catalyst”), an investment advisor and the original sponsor of the Trust; President of Rational Advisors, Inc., an investment advisor to other mutual funds and ETFs. Mr. Szilagyi is Managing Member of MFund Services LLC, which provides management and administrative services to the Trust; President of MFund Distributors LLC, which provides marketing services and distribution to the funds advised by Catalyst (“Catalyst Funds”); Member of Catalyst Mutuals Fund Distributors LLC, a distribution agent for the Catalyst Funds; and President of USA Mutuals, Inc., an investment advisor to mutual funds. Mr. Szilagyi has many

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years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the funds. Mr. Caldwell also serves as a Trustee of other mutual funds in the Trust.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser is the managing partner of a technology consulting firm and has served on the boards of many other companies. His experience with other boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2017

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Asset Rotation Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Income Opportunities Fund	$1-$10,000	None	$10,001-$50,000	Over $100,000
Dollar Range of Equity Securities in Bond Rotation Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Hedged Market Opportunity Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Global Innovations Fund Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	None Over $100,000	None Over $100,000	None Over $100,000	Over $100,000 Over $100,000

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees of the Trust during the fiscal year ended March 31, 2018. The Trust has no retirement or pension plans.

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Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Asset Rotation Fund	$3,885.66	$2,713.42	$2,713.42	$0
Aggregate Compensation from the Income Opportunities Fund	$4,385.66	$2,713.42	$2,713.42	$0
Aggregate Compensation from the Bond Rotation Fund	$3,885.68	$2,713.42	$2,713.40	$0
Aggregate Compensation from the Hedged Market Opportunity Fund	$3,885.68	$2,713.42	$2,713.40	$0
Aggregate Compensation from the Global Innovations Fund	$3,135.66	$2,213.42	$2,213.42	$0
Total Compensation from Fund Complex*	$195,750.00	$110,500.00	$110,500.00	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS UPDATE

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

As of July 3, 2018, the following persons owned 5% or more of the outstanding shares of each Fund:

Asset Rotation Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Asset Rotation Fund’s Class A shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	718,511.5830	82.99%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 3, 2018, securities of the Asset Rotation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Asset Rotation Fund’s Class C shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial A/C Wendy Frank 4707 Executive Drive San Diego CA 92121-3091	8,536.5650	13.69%
LPL Financial A/C Susan Nosal 4707 Executive Drive San Diego CA 92121-3091	9,239.4890	14.82%
LPL Financial A/C Marilyn Fagnoni 4707 Executive Drive San Diego CA 92121-3091	9,948.1940	15.96%
Robert Beckmann 625 Tuthill Lane Mobile, AL 36608	3,796.5660	6.09%

As of July 3, 2018, securities of the Asset Rotation Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Asset Rotation Fund’s Class I shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	260,869.5880	80.91%*
Jerry & Isobel Szilagyi 5 Abbington Drive Huntington, NY 11743	28,202.5700	8.75%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2018, securities of the Asset Rotation Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 8.75% of the outstanding Class I shares of the Fund.

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The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Income Opportunities Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Income Opportunities Fund’s Class A shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	3,460,398.8790	13.81%
Charles Schwab 211 Main Street San Francisco, CA 94105	1,775,035.5350	7.09%
Charles Schwab 211 Main Street San Francisco, CA 94105	9,746,736.9410	38.91%

As of July 3, 2018, securities of the Income Opportunities Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Income Opportunities Fund’s Class C shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 100 Harbor Boulevard Weehawken, NJ 07086	1,451,892.6420	26.95%
Charles Schwab 211 Main Street San Francisco, CA 94105	1,785,481.2350	33.14%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

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As of July 3, 2018, securities of the Income Opportunities Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Income Opportunities Fund’s Class I shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial PO Box 509046 San Diego, CA 92150-9046	14,539,387.4170	9.86%
Charles Schwab 211 Main Street San Francisco, CA 94105	27,477,654.5790	18.64%
UBS Financial Services Inc. 100 Harbor Boulevard Weehawken, NJ 07086	28,436,468.1540	19.29%

As of July 3, 2018, securities of the Income Opportunities Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Bond Rotation Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Bond Rotation Fund’s Class A shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	593,526.0330	59.14%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

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As of July 3, 2018, securities of the Bond Rotation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Bond Rotation Fund’s Class C shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry & Isobel Szilagyi 5 Abbington Drive Huntington, NY 11743	100.0000	100.00%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 3, 2018, securities of the Bond Rotation Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Bond Rotation Fund’s Class I shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry & Isobel Szilagyi 5 Abbington Drive Huntington, NY 11743	26,097.7150	100.00%*

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2018, securities of the Bond Rotation Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Hedged Market Opportunity Fund

Class A Shares

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Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Hedged Market Opportunity Fund’s Class A shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	10,038.1620	6.47%

As of July 3, 2018, securities of the Hedged Market Opportunity Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Hedged Market Opportunity Fund’s Class C shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC IRA FBO Robert A Lat P.O. Box 2052 Jersey City, NJ 07303	1,098.5120	11.66%
Pershing LLC William Weaver P.O. Box 2052 Jersey City, NJ 07303	492.3700	5.23%
Pershing LLC IRA FBO Roger Tenc P.O. Box 2052 Jersey City, NJ 07303	742.9450	7.89%
Pershing LLC IRA FBO Marcia Joh P.O. Box 2052 Jersey City, NJ 07303	730.2700	7.75%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,550.8560	16.46%
Apex Clearing 350 North St. Paul Suite 130 Dallas, TX 75201	823.5860	8.74%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	603.4110	6.41%
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Pershing LLC IRA FBO James Ross P.O. Box 2052 Jersey City, NJ 07303	791.0720	8.40%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	663.9570	7.05%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	813.0080	8.63%

As of July 3, 2018, securities of the Hedged Market Opportunity Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Hedged Market Opportunity Fund’s Class I shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	84,920.5180	25.56%*
Szilagyi 2015 Family Trust 5 Abbington Drive Huntington, NY 11743	54,554.4750	16.42%
Jerry & Isobel Szilagyi 5 Abbington Drive Huntington, NY 11743	40,353.4370	12.14%
TD Ameritrade FBO Russell Kellites Rollover IRA 386319th Street San Francisco, CA 94114	24,147.6700	7.27%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2018, securities of the Hedged Market Opportunity Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 28.56% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Global Innovations Fund

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Global Innovations Fund’s Class A shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	260,272.0250	49.52%*
TD Ameritrade Cheryl Kudla Living Trust 1922 5th Street S Naples, FL 34102	36,285.1170	6.90%

As of July 3, 2018, securities of the Global Innovations Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Global Innovations Fund’s Class C shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 100 Harbor Boulevard Weehawken, NJ 07086	3,124.0320	10.93%
TD Ameritrade FBO Steven Zimmerman 13595 Harwell Path Saint Paul, MN 55124	2,296.4750	8.04%
Pershing LLC IRA FBO Joan D Farka P.O. Box 2052 Jersey City, NJ 07303	1,551.7240	5.43%
Pershing LLC FBO Gloria Silverman P.O. Box 2052 Jersey City, NJ 07303	3,170.7970	11.10%
Pershing LLC IRA FBO Aaron Silver P.O. Box 2052 Jersey City, NJ 07303	1,769.9350	6.19%
LPL Financial A/C Edward Brooks 4707 Executive Drive San Diego CA 92121-3091	4,091.653	14.32%

As of July 3, 2018, securities of the Global Innovations Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

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The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Global Innovations Fund’s Class I shares on July 3, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	201,017.8320	16.24%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2018, securities of the Global Innovations Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 2.02% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR AND SUB-ADVISORS

AlphaCentric has been retained by the Funds under a Management Agreement to act as each Fund’s advisor, subject to the authority of the Board of Trustees. AlphaCentric was organized under the laws of Delaware in February 2014. AlphaCentric oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of AlphaCentric is 36 North New York Avenue, Huntington, NY 11743. AlphaCentric is controlled by Jerry Szilagyi. AlphaCentric is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”.

The Management Agreement provides that the Advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.25% of the average daily net assets of the Asset Rotation Fund, the Bond Rotation Fund and the Global Innovations Fund, 1.50% of the average daily net assets of the Income Opportunities Fund and 1.75% of the average daily net assets of the Hedged Market Opportunity Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

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Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at levels set forth below through July 31, 2019.

Expense Limitation
Asset Rotation Fund	Class A - 1.49% Class C – 2.24% Class I – 1.24%
Income Opportunities Fund	Class A - 1.74% Class C – 2.49% Class I – 1.49%
Bond Rotation Fund	Class A - 1.49% Class C – 2.24% Class I – 1.24%
Hedged Market Opportunity Fund	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Global Innovations Fund	Class A – 1.65% Class C – 2.40% Class I – 1.40%

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. The Management Agreement for the Asset Rotation Fund was initially approved by the Board of Trustees at a meeting held on May 15, 2014. The Management Agreement for the Bond Rotation Fund and the Income Opportunities Fund was initially approved by the Board of Trustees at a meeting held on February 23, 2015. The Management Agreement for the Hedged Market Opportunity Fund was initially approved by the Board of Trustees at a meeting held on May 4, 2016. The Management Agreement for the Global Innovations Fund was initially approved by the Board of Trustees at a meeting held on February 13, 2017. A discussion of the matters considered by the Board in connection with the renewal of the Management Agreements for each of the Income Opportunities Fund, Bond Rotation Fund and Asset Rotation Fund is available in the Funds’ Semi-Annual Report to Shareholders dated September 30, 2017. A discussion regarding the basis of the Board of Trustees’ renewal of the management

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agreement with the Advisor with respect to the Hedged Market Opportunity Fund will be available in the Trust’s semi-annual report to shareholders for the period ended September 30, 2018. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement for the Global Innovations Fund is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2017.

Each Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor for the fiscal periods ended March 31:

Asset Rotation Fund

	Fiscal Year Ended 2016	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Gross Advisory Fee	$643,861	$306,449	$170,495
Amounts Waived/Reimbursed	$319,916	$153,353	$130,690
Net Advisory Fee	$323,945	$153,096	$39,805

Income Opportunities Fund

	Fiscal Period Ended 2016*	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Gross Advisory Fee	$543,736	$3,255,250	$17,487,346
Amounts Waived/Reimbursed	$189,836	$716,720	$2,347,888
Net Advisory Fee	$353,900	$2,538,530	$15,139,458

Bond Rotation Fund

	Fiscal Period Ended 2016*	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Gross Advisory Fee	$103,466	$108,125	$93,304
Amounts Waived/Reimbursed	$96,055	$98,015	$81,215
Net Advisory Fee	$7,411	$10,110	$12,089

Hedged Market Opportunity Fund

	Fiscal Year Ended 2016**	Fiscal Period Ended 2017***	Fiscal Year Ended 2018
Gross Advisory Fee	N/A	$58,479	$312,725
Amounts Waived/Reimbursed	N/A	$56,559	$79,551
Net Advisory Fee	N/A	$1,920	$233,174

Global Innovations Fund

Fiscal Period Ended 2018****
Gross Advisory Fee	$114,091
Amounts Waived/Reimbursed	$90,760
Net Advisory Fee	$23,331

*For the period May 28, 2015 to March 31, 2016.

**For the period ended March 31, 2016 Hedged Market Opportunity Fund was not in operation and did not pay any fees to the Advisor.

***For the period September 30, 2016 to March 31, 2017.

****Global Innovations Fund commenced operations on May 31, 2017.

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Sub-Investment Advisor – Asset Rotation Fund and Bond Rotation Fund

Keystone Wealth Advisors, LLC, an investment advisory firm founded in 2011, has been retained to act as the Sub-Advisor to the Asset Rotation Fund and the Bond Rotation Fund under a Sub-Advisory Agreement (“Keystone Sub-Advisory Agreement”) with the Advisor. Keystone was founded in 2011 and is a Utah limited liability company located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT, 84321. In addition to serving as a Sub-Advisor, Keystone is a registered investment advisor providing investment and planning advice to individuals, businesses and endowments.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay Keystone 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. The Keystone Sub-Advisory Agreement for the Asset Rotation Fund was approved by the Board on May 15, 2014 and the Keystone Sub-Advisory Agreement for the Bond Rotation Fund was approved by the Board on February 23, 2015. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement for the Asset Rotation Fund is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2016 and a discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Bond Rotation Fund is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2015. For the fiscal year ended March 31, 2016, the Sub-Advisor earned $187,160 and $4,774, in sub-advisory fees with respect to the Asset Rotation Fund, and the Bond Rotation Fund, respectively. For the fiscal year ended March 31, 2017, the Sub-Advisor earned $76,548 and $5,745, in sub-advisory fees with respect to the Asset Rotation Fund and Bond Rotation Fund, respectively. For the fiscal year ended March 31, 2018, the Sub-Advisor earned $19,902.55 and $3,690.87, in sub-advisory fees with respect to the Asset Rotation Fund and Bond Rotation Fund, respectively.

Sub-Investment Advisor – Income Opportunities Fund

Garrison Point Capital, LLC (“Garrison Point”), an investment advisory firm founded in 2012 and registered as an investment advisor with the Securities and Exchange Commission on October 2, 2012. Garrison Point has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Garrison Point Sub-Advisory Agreement”) with the Advisor. Garrison Point is controlled by Tom Miner and Garrett Smith. In addition to serving as the investment sub-advisor to the Fund, Garrison Point provides investment advice to individuals, high net worth individuals, trusts, businesses and charitable organizations. The Advisor and the Trustees have chosen to engage Garrison Point as Sub-Advisor to the Fund in part because of Garrison Point’s prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Garrison Point 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Garrison Point Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. The Garrison Point Sub-Advisory Agreement for the Fund was approved by the Board on February 23, 2015. A discussion of the matters considered by the Board in connection with the approval of the Garrison Point Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2015. For the fiscal period ended March 31, 2016, the Sub-Advisor earned $180,671 in sub-advisory fees with respect to the Income Opportunities Fund. For the fiscal year ended March 31, 2017, the Sub-Advisor earned $1,269,265 in sub-advisory fees with respect to the Income Opportunities Fund. For the fiscal year ended March 31, 2018, the Sub-Advisor earned $7,569,729.26 in sub-advisory fees with respect to the Income Opportunities Fund.

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Sub-Investment Advisor – Global Innovations Fund

Pacific View Asset Management, LLC (“Pacific View”), an investment advisory firm founded in 2012 has been retained to act as the Sub-Advisor to Global Innovations Fund under an Investment Sub-Advisory Agreement (“Pacific View Sub-Advisory Agreement”) with the Advisor. Pacific View also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals. The Investment Adviser and the Trustees have chosen to engage Pacific View as the Sub-Advisor to the Fund in part because of Pacific View’s prior expertise and performance in an investment strategy similar to the Fund’s strategy.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Pacific View 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Pacific View Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Pacific View Sub-Advisory Agreement for the Global Innovations Fund is available in the Fund’s Annual Report to Shareholders for the period ended March 31, 2017. For the fiscal period ended March 31, 2018, the Sub-Advisor earned $0 in sub-advisory fees with respect to the Global Innovations Fund.

Portfolio Managers – Asset Rotation Fund and Bond Rotation Fund

Subject to the oversight and approval of the Advisor, Gordon Nelson and Tyler Vanderbeek, as portfolio managers, have primary responsibility for the day-to-day management of the portfolios of the Asset Rotation Fund and Bond Rotation Fund. Mr. Nelson and Mr. Vanderbeek’s compensation from the Funds’ sub-advisor is based on a base salary plus a percentage of the net profits of the sub-advisor. They are each also entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business.

Portfolio Managers – Income Opportunities Fund

Subject to the oversight and approval of the Advisor, Tom Miner, Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Miner, Smith and Loo’s compensation is based on a salary plus bonus based on a percentage of overall profits of Garrison Point. They also participate in a pension plan. Messrs. Miner, Smith and Loo are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the sub-advisor's business.

Portfolio Managers – Hedged Market Opportunity Fund

Subject to the oversight and approval of the Advisor, Russell Kellites, as portfolio manager, is primarily responsibility for the day-to-day management of the portfolio of the Fund. Mr. Kellites compensation is based on a percentage of the net profits realized by the Advisor from the Fund.

Portfolio Manager – Global Innovations Fund

Subject to the oversight and approval of the Advisor, Brian Gahsman, as portfolio manager, is primarily responsibility for the day-to-day management of the portfolio of the Fund. Mr. Gahsman compensation is based on a percentage of the net profits realized by the Advisor from the Fund.

As of March 31, 2018, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Gordon Nelson, Tyler Vanderbeek, Tom Miner, Garrett Smith, Brian Loo, Russell Kellites and Brian Gahsman are as follows:

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Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Gordon Nelson	2	$21.36	0	$0	560	$45.26
Tyler Vanderbeek	2	$21.36	0	$0	560	$45.26
Tom Miner	1	$1,679	4	$45	39	$179
Garrett Smith	1	$1,679	4	$45	39	$179
Brian Loo	1	$1,679	4	$45	39	$179
Russell Kellites	1	$20	1	$2	5	$2
Brian Gahsman	1	$28	1	$1	0	$0

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, except for Brian Gahsman, are not based on the performance of the respective account. With respect to Brian Gahsman’s accounts, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Brian Gahsman	0	$0	1	$0	0	$0

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Asset Rotation Fund	Dollar Range of Equity Securities in the Bond Rotation Fund
Gordon Nelson	$50,001-$100,000	$50,001-$100,000
Tyler Vanderbeek	$1-$10,000	$1-$10,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Income Opportunities Fund
Tom Miner	Over $1,000,000
Garrett Smith	$100,001–$500,000
Brian Loo	$100,001–$500,000
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Name of Portfolio Manager	Dollar Range of Equity Securities in the Hedged Market Opportunity Fund
Russell Kellites	$500,001–$1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Global Innovations Fund
Brian Gahsman	$26,000

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•	The appearance of a conflict of interest may arise where an Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

•	The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

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The Advisor, each Sub-Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

AlphaCentric, Keystone, Garrison Point, Pacific View, Northern Lights Distributors, LLC and the Trust have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services,

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recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2016, the Asset Rotation Fund, Income Opportunities Fund and Bond Rotation Fund paid $86,507, $34,890 and $11,619, respectively, to GFS for its services. For the period ended March 31, 2016, the Hedged Market Opportunity Fund was not in operations and did not pay any fees to GFS. For the fiscal period ended March 31, 2017, the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund and Hedged Market Opportunity Fund paid $30,859, $244,476, $19,616 and $7,194, respectively, to GFS for its services. For the fiscal year ended March 31, 2018, the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund, Hedged Market Opportunity Fund, and Global Innovations Fund paid $10,566, $749,085, $8,155, $18,245 and $13,482, respectively, to GFS for its services.

MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pays MFund $5,000 annually plus an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by AlphaCentric):

.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust. For the fiscal year ended March 31, 2016, the Asset Rotation Fund, Bond Rotation Fund and Income Opportunities Fund paid $56,523, $13,641 and $40,455, respectively, to MFund for its services. For the period ended March 31, 2016, the Hedged Market Opportunity Fund was not in operations and did not pay any fees to MFund. For the fiscal year ended March 31, 2017, the Asset Rotation Fund, Bond Rotation Fund, Income Opportunities Fund and Hedged Market Opportunity Fund paid $19,517, $10,151, $130,783 and $5,473, respectively, to MFund for its services. For the fiscal year ended March 31, 2018, the Asset Rotation Fund, Bond Rotation Fund, Income Opportunities Fund, Global Innovations Fund and Hedged Market Opportunity Fund paid $14,279, $9,523, $439,003, $7,315 and $16,357, respectively, to MFund for its services.

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COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund monthly base fees plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. For the fiscal period ended March 31, 2016, the Asset Rotation Fund, Bond Rotation Fund and Income Opportunities Fund paid $12,602, $9,075 and $11,783, respectively, to MFund pursuant to the Compliance Services Agreement. For the fiscal period ended March 31, 2017, the Asset Rotation Fund, Bond Rotation Fund, Income Opportunities Fund and Hedged Market Opportunity Fund paid $12,002, $12,053, $17,714 and $3,985, respectively, to MFund pursuant to the Compliance Services Agreement. For the fiscal period ended March 31, 2018, the Asset Rotation Fund, Bond Rotation Fund, Income Opportunities Fund, Hedged Market Opportunity Fund and Global Innovations Fund paid $11,059, $10,822, $42,330, $8,375 and $11,326, respectively, to MFund pursuant to the Compliance Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a

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Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Funds’ Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Hedged Market Opportunity Fund and Global Innovations Funds’ Plans related to Class I Shares, the Funds may incur an annual fee of up to 0.25% of the average daily net assets of each Fund’s Class I Shares (the “Class I 12b-1 Fee). However, the Class I 12b-1 Plans has not been implemented, and there are no plans to impose these fees. Under each Funds’ Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee and Class I 12b-1 Fee are collectively referred to as the “12b-1 Fees”). Brokers receive a 1% commission from the Fund for the sale of Class C shares. The Advisor reimburses the Fund for this expense, and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

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The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the period ended March 31, 2018.

Fund	Class A Shares	Class C Shares
Asset Rotation Fund	$22,916	$7,272
Income Opportunities Fund	$554,265	$398,143
Bond Rotation Fund	$18,030	$11
Hedged Market Opportunity Fund	$5,330	$1,571
Global Innovations Fund	$11,706	$807

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the period ended March 31, 2018.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensa-tion to Underwriters	Compensa-tion to Broker Dealers	Reimburse-ment to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Asset Rotation Fund Class A	$0	$0	$0	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0	$0
Income Opportunities Fund Class A	$0	$0	$0	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0	$0
Bond Rotation Fund Class A	$0	$0	$0	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0	$0
Hedged Market Opportunity Fund Class A	$0	$0	$0	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0	$0
Global Innovations Fund Class A	$0	$0	$0	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0	$0

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The Distributor of the Funds received the following commissions and other compensation from the Funds during the fiscal period ended March 31, 2018.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Asset Rotation Fund	$44	$0	$0	$0
Income Opportunities Fund	$91,622	$0	$0	$0
Bond Rotation Fund	$0	$0	$0	$0
Hedged Market Opportunity Fund	$207	$0	$0	$0
Global Innovations Fund	$19,555	$0	$0	$0

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Adviser or affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

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The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Asset Rotation Fund	Keystone
Income Opportunities Fund	Garrison Point
Bond Rotation Fund	Keystone
Hedged Market Opportunity Fund	AlphaCentric
Global Innovations Fund	Pacific View

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendicies B, C, D, and E.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-844-223-8637 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. For the fiscal year ended March 31, 2017, the portfolio turnover rate of the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund and Hedged Market Opportunity Fund was 691%, 10%, 524% and 0%, respectively. For the fiscal year ended March 31, 2018, the portfolio turnover rate of the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund, Hedged Market Opportunity Fund, and Global Innovations Fund was 494%, 31%, 586%, 0% and 178%, respectively.

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PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to

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the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreements do not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

During the fiscal year ended March 31, 2016, the Asset Rotation Fund, Income Opportunities Fund and Bond Rotation Fund paid $83,507, $2, and $18,594 in commissions on the purchase and sale of securities. For the period ended March 31, 2016, the Hedged Market Opportunity Fund was not in operation and did not pay any commissions. During the fiscal year ended March 31, 2017, the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund and Hedged Market Opportunity Fund paid $37,736, $5, $13,124 and $2,329 in commissions on the purchase and sale of securities. During the fiscal year ended March 31, 2018, the Asset Rotation Fund, Income Opportunities Fund, Bond Rotation Fund, Hedged Market Opportunity Fund and Global Innovations Fund paid $8,142, $1,750, $8,150, $59, and $110,614 in commissions on the purchase and sale of securities.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

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Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be cancelled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

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Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

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NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are

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available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

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PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

FINANCIAL STATEMENTS

The financial statements of the Asset Rotation Fund, the Income Opportunities Fund, the Bond Rotation Fund, the Hedged Market Opportunity Fund, and the Global Innovations Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal period ended March 31, 2018 are incorporated by reference. You can obtain the Funds’ Annual or Semi-Annual Reports, without charge by calling 1-844-223-8637.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity

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to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

ALPHACENTRIC ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, AlphaCentric Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

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The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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Appendix C

Keystone Wealth Management’s Proxy Voting Policies

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: Keystone Wealth Advisors will vote proxies on behalf of any mutual fund it sub-advises or designate a third party provider to do so but not its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting:

Voting Proxies

1.	All proxies sent to clients that are actually received by Keystone Wealth Advisors (to vote on behalf of the client) will be provided to the portfolio manager or designated third-party provider (the “Designee”).
2.	The Advisor and Designee will generally adhere to the following procedures (subject to limited exception):
(a)	A written record of each proxy received by Keystone Wealth Advisors or Designee (on behalf of its clients) will be kept in Keystone Wealth Advisors' or Designee’s files. ;
(b)	Prior to voting any proxies, the Advisor or Designee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Designee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.
(c)	If no material conflict is identified pursuant to these procedures, the Advisor or Designee will vote the proxy in accordance with the guidelines set forth below. The Designee will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Designee will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Keystone Wealth Advisors (or any affiliate of Keystone Wealth Advisors) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of Keystone Wealth Advisors.
2	If a conflict is identified and deemed “material” by the Designee, Keystone Wealth Advisors will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).
3	With respect to material conflicts, Keystone Wealth Advisors will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.

However, with respect to:

1. ERISA clients whose advisory contract reserves the right to vote proxies when Keystone Wealth Advisors has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, Keystone Wealth Advisors will:

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(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or
(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

2. The Funds whose Proxy Voting Policies and Procedures provides that in the event a conflict of interest between the interests of the Fund’s shareholders and those of the Advisor, the Advisor is instructed to abstain from making a voting decision and to forward all necessary voting materials to the Trust to enable the Board of Trustees to make the voting decision. The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reason for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Advisors proxy voting guidelines.

Proxy Voting Guidelines

See Proxy Voting Policies and Procedures.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of Keystone Wealth Advisors' Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) Keystone Wealth Advisors' proxy voting procedures (i.e., a copy of these procedures); and (b) how Keystone Wealth Advisors voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Designee will be responsible for maintaining files relating to Keystone Wealth Advisors' proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Keystone Wealth Advisors. Records of the following will be included in the files:

1.       Copies of these proxy voting policies and procedures, and any amendments thereto;

2.       A copy of each proxy statement that Keystone Wealth Advisors actually received; provided, however, that Keystone Wealth Advisors may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.       A record of each vote that Keystone Wealth Advisors casts;

4.	A copy of any document that Keystone Wealth Advisors created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
5.	A copy of each written request for information on how Keystone Wealth Advisors voted such client’s proxies and a copy of any written response to any request for information on how Keystone Wealth Advisors voted proxies on behalf of clients.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the Adviser has adopted and implemented written policies and procedures that are reasonably

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designed to ensure that the Adviser votes proxies in the best interests of its clients, (ii) the Adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the Adviser discloses to clients how they may obtain information on how the Adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Keystone Wealth Advisors (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will

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generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

Proxies of Unaffiliated Investment Companies

We serve as investment adviser to certain investment companies under the Mutual Fund Series Trust. These funds may invest in other non-affiliated investment companies (“Non-Affiliated Investment Companies”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Non-Affiliated Investment Companies in a certain manner. Notwithstanding the guidelines provided in these procedures, all proxies received from the Non-Affiliated Investment Companies will be voted in the same proportion that all shares of the Underlying Investment Companies are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-435-713-4220. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX D

GARRISON POINT CAPITAL, LLC

PROXY VOTING POLICY

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. GPC will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

GPC does not have authority to vote proxies relating to client securities held by wealth management clients.  These proxy voting policies and procedures apply strictly to the investment management services GPC provides to mutual funds.

These policies and procedures are designed to deal with the complexities which may arise in cases where GPC’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby GPC exercises proxy authority. This document is available upon client request. GPC will also make available the record of GPC’s votes promptly upon request.

The CCO of GPC is responsible for monitoring the effectiveness of this policy.  Unless contractually obligated to vote in a certain manner, GPC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where GPC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. GPC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

GPC will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, GPC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position").
•	Proxies are received for equity securities where, at the time of receipt, GPC’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, GPC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

GPC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which GPC will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure.  As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, GPC will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

  Amendments to management incentive plans
  The authorization of additional common or preferred stock
  Initiation or termination of barriers to takeover or acquisition
  Mergers or acquisitions
  Corporate reorganizations
  Term limits for board members
  "Contested" director slates

In non-routine matters, GPC will attempt to be generally familiar with the questions at issue.  Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Members will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", GPC, in conjunction with the Managing Members, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. GPC’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting GPC’s proxies after approval by the CCO.

Documenting Proxy Voting

GPC will maintain copies of each proxy statement received and of each executed proxy; however, GPC may rely on the SEC’s EDGAR system for records of proxy statements. GPC will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

GPC will also maintain a record of each written request from a Client or Investor for proxy voting information and GPC’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between GPC and its clients may arise when GPC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the GPC’s clients.

If the issue is specifically addressed in these policies and procedures, GPC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, GPC shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from GPC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, GPC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Appendix E

Pacific View Asset Management, LLC

Proxy Voting Policies and Procedures

Introduction

The rules under the Advisers Act require every registered investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.

Adviser may have voting authority with respect to securities held by its Clients. In addition to proxy solicitations in connection with equity securities of traditional operating companies, proxy voting is also deemed to include any consent requested in matters such as bankruptcy or insolvency, covenant waivers in connection with debt, approvals regarding the restructuring of debt and other rights and remedies with respect to securities.

Investment advisory agreements should state clearly whether or not Adviser has proxy voting authority and responsibility. If Adviser inadvertently receives any proxy materials on behalf of a Client for which it does not have proxy voting responsibility, Adviser will promptly forward such materials to the Client.

General Policy

In voting proxies, Adviser is guided by general fiduciary principles. Adviser votes proxies in the manner that it believes is consistent with efforts to achieve a Client’s stated investment objectives, including maximizing the value of the Client’s portfolio. Consideration will be given to both the short and long-term implications of the proposal to be voted on when considering the optimal vote.

Adviser has engaged ISS, a third party proxy voting specialist, to analyze proxy issues and make voting recommendations, as well as to provide assistance in the administration of the proxy process, including maintaining proxy voting records. Adviser will generally follow ISS’s recommendations, except where it determines that doing so is inconsistent with either its view of the best economic interests of Clients as shareholders or, as to a particular Client, that Client’s instructions.

Adviser at times may determine that refraining from voting a proxy is in a Client’s best interest, such as when Adviser’s analysis of a particular proxy indicates that the cost of voting the proxy may exceed the expected benefit to the Client. The Chief Compliance Officer is responsible for conducting or supervising an appropriate cost-benefit analysis when there is reason to believe that voting a particular proxy may not be in a Client’s best interest. The Chief Compliance Officer will maintain documentation of any cost-benefit analysis with respect to any Client proxy that is not voted by Adviser.

In certain situations, a Client may provide Adviser with a statement of proxy voting policy or guidelines. In these situations, Adviser will seek to comply with such policy or guidelines to the extent that it would not be inconsistent with applicable regulation or Adviser’s fiduciary responsibilities.

General Procedures

The Chief Compliance Officer, as appropriate, will provide proxy solicitation information and materials to Adviser’s pertinent investment personnel for their review and recommendations.

The Chief Compliance Officer is responsible for ensuring that all proxy votes are submitted to the correct party in a timely manner.

Adviser will not vote proxies received after a Client terminates its advisory relationship with Adviser. The Chief Compliance Officer will promptly return such proxies to the sender, accompanied by a statement indicating that Adviser’s advisory relationship with the Client has terminated.

Conflicts of Interest

The Chief Compliance Officer will monitor the potential for conflicts of interest on the part of Adviser with respect to proxy voting as a result of personal relationships, significant Client relationships, potential conflicts of interest among Clients or special circumstances that may arise during the conduct of Adviser’s business. If a conflict of interest is identified, Adviser will not make related proxy voting decisions until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented.

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The Chief Compliance Officer will determine whether a conflict of interest is material. Materiality determinations will be based on an assessment of the particular facts and circumstances. The Chief Compliance Officer will maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, Adviser may vote the proxy, notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

• disclosing the conflict to the Client and obtaining its consent before voting;

• engaging a third party to recommend a vote with respect to the proxy; or

• such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Chief Compliance Officer will maintain a written record of the method used to resolve a material conflict of interest.

Disclosure to Clients

Registered investment advisers are required to describe to clients their proxy voting policy, provide copies of the policy on request and disclose to clients how they can obtain information from the adviser on how their securities were voted.

A concise summary of these Proxy Voting Policy and Procedures is disclosed in Part 2 of Adviser’s Form ADV along with other required information (e.g., whether, and if so how, clients may direct the proxy vote).

Clients and Fund Investors may request a copy of these Proxy Voting Policy and Procedures, as well as relevant proxy voting records, by contacting Adviser.

It is the Adviser’s policy not to comment on specific proxy votes with respect to securities held in a Client account in response to inquiries from persons who are not specifically authorized by such Client.

Recordkeeping

Adviser will retain the following information in connection with each proxy vote:

• the issuer’s name;

• the security’s ticker symbol or CUSIP number, as applicable;

• the shareholder meeting date;

• the number of shares voted;

• a brief identification of the matter voted on;

• whether the matter was proposed by the issuer or by a security holder;

• whether Adviser casts a vote;

• how Adviser casts its vote (e.g., for or against the proposal, or abstain); and

• whether Adviser casts its vote with or against management.

Adviser also will maintain the following records:

• a copy of these Proxy Voting Policy and Procedures;

• a copy of each proxy solicitation and related materials with respect to each proxy voted;

• documentation relating to identifying and resolving conflicts of interest; and

•	any documents created by Adviser that were material to a proxy voting decision or that memorialized the basis for that recommendation.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Adviser’s office.

In lieu of keeping copies of proxy statements, Adviser may rely on proxy statements filed on the SEC’s EDGAR system.

Class Action Notices

Adviser does not commit to participate in all class actions that may arise with regard to Client portfolio securities. Upon receipt of class action information, the Chief Compliance Officer will evaluate the costs versus the benefits of participation in the suit for each pertinent Client. Unless the Chief Compliance Officer determines that it would be in the best interests of the Client, Adviser will not participate in the class action on behalf of the Client.

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Mutual Fund Series Trust

PART C: OTHER INFOR MATION

Item 28. Exhibits

(a)  Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.
(ii)	Amendment No. 42 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(iii)	Amendment No. 43 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.

(b)  By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders.  None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)  Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.
(ii)	Amended Exhibit 1 to Management Agreement with Catalyst Capital Advisors LLC, to be filed by subsequent amendment.
(iii)	Management Fee Limitation Agreement between the Trust and Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 27, 2016, is hereby incorporated by reference.
(iv)	Expense Limitation Agreement with Catalyst Capital Advisors LLC to be filed by subsequent amendment.

SMH Capital Advisors, Inc. (as sub-adviser)

(v)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2017, is hereby incorporated by reference.

Groesbeck Investment Management Corp.

(vi)	Amended Sub-Advisory Agreement between Catalyst and Groesbeck Investment Management Corp. for the Catalyst/Groesbeck Growth of Income Fund and Catalyst/Groesbeck Aggressive Growth Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(vii)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(viii)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst/CP Core Equity Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(xi)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund, which was filed with the Registration's Registration Statement on October 28, 2014, is hereby incorporated by reference.

Princeton Advisory Group, Inc.

(ix)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(x)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

ITB Capital Advisors, LLC

(xiv)	Sub-Advisory Agreement between Catalyst and ITB Capital Advisors, LLC for the Catalyst Time Value Trading Fund, which was filed as an exhibit to the Registrant's Registration Statement on November 21, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xv)	Sub-Advisory Agreement between Catalyst and Milburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xi)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(xii)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on July 26, 2018, is hereby incorporated by reference.
(xiii)	Expense Limitation Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on July 26, 2018, is hereby incorporated by reference.

Day Hagan Asset Management

(xiv)	Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on November 2, 2009, is hereby incorporated by reference.
(xv)	Amendment to Management Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on January 12, 2017, is hereby incorporated by reference.
(xvi)	Operating Expense Limitation and Security Agreement with Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2017, is hereby incorporated by reference.

Camelot Portfolios, LLC

(xvii)	Management Agreement with Camelot Portfolios, LLC which was filed as an exhibit to the Registrant's Registration Statement on December 6, 2010, is hereby incorporated by reference.
(xviii)	Amendment to Management Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xix)	Transfer and Assumption Agreement between Camelot Portfolios, LLC and Camelot Funds, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 23, 2015, is hereby incorporated by reference.
(xx)	Expense Limitation Agreement with Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxi)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xxii) Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 25, 2018, is hereby incorporated by reference.

JAG Capital Management LLC

(xxviii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(xxix)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2018, is hereby incorporated by reference.

SignalPoint Capital Management, LLC

(xxx)	Management Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, is hereby incorporated by reference.
(xxxi)	Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2014, is hereby incorporated by reference.
(xxxii)	First Amendment to the Operating Expense Limitation and Security Agreement with SignalPoint Capital Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2016, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xxxiii)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxxiv)	Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(xxxv)	Amended Expense Limitation Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.

Catalyst Capital Advisors LLC (as sub-advisor)

(xxxvi)	Sub-Advisory Agreement between AlphaCentric and Catalyst Capital Advisors LLC with respect to the AlphaCentric Smart Money Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

Keystone Wealth Advisors LLC

(xxxvii)	Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xxxviii)	Amended Sub-Advisory Agreement between AlphaCentric and Keystone Wealth Advisors LLC with respect to the AlphaCentric Asset Rotation Fund and AlphaCentric Bond Rotation Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Stone Beach Investment Management, LLC

(xxxix)	Sub-Advisory Agreement between Catalyst and Stone Beach Investment Management, LLC with respect to the Catalyst/Stone Beach Income Opportunity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

ATR Advisors, LLC

(xl)	Sub-Advisory Agreement between Catalyst and ATR Advisors, LLC with respect to the Catalyst Absolute Total Return Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.

SL Advisors, LLC

(xli)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst MLP & Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xlii)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xliii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(xliv)	Amended Appendix A to the Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 28, 2016, is hereby incorporated by reference.

Pacini Hatfield Investments, LLC

(xlv)	Sub-Advisory Agreement between Day Hagan Assent Management and Pacini Hatfield Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 12, 2017, is hereby incorporated by reference.

Pacific View Asset Management, LLC

(xlvi)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Pacific View Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 17, 2017, is hereby incorporated by reference.
(xlvii)	Amended Sub-Advisory Agreement between AlphaCentric Advisors LLC and Pacific View Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.

Exceed Advisory LLC

(xlviii)	Sub-Advisory Agreement between Catalyst and Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 26, 2017, is hereby incorporated by reference.

DH Logix, LLC

(xlix)	Sub-Advisory Agreement between Day Hagan Assent Management and DH Logix, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 30, 2018, is hereby incorporated by reference.

Wynkoop, LLC

(l)	Sub-Advisory Agreement between Catalyst and Wynkoop, LLC, to be filed by subsequent amendment.

Dana Investment Advisors, Inc.

(li)	Sub-Advisory Agreement between Eventide and Dana Investment Advisors, Inc. which was filed to as an exhibit to the Registrant’s Registration Statement on Form N-14 on July 26, 2018, is hereby incorporated by reference.

Trinity Fiduciary Partners, LLC

(lii)	Sub-Advisory Agreement between Eventide and Trinity Fiduciary Partners, LLC which was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on July 26, 2018, is hereby incorporated by reference.

(e)  Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 22, 2015, is hereby incorporated by reference.

(f)  Bonus or Profit Sharing Contracts.  None.

(g)  Custodian Agreements.

(i)	Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(ii)	Amended Appendix B to the Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2017, is hereby incorporated by reference.
(iii)	Amended Appendix B to the Custody Agreement with The Huntington National Bank which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(iv)	Amended Appendix B to the Custody Agreement with The Huntington National Bank which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018 is hereby incorporated by reference.
(v)	Custody Agreement with U.S. Bank National Association is filed herewith.

(h)  Other Material Contracts.

(i)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 28, 2012, is hereby incorporated by reference.
(ii)	Management Services Agreement with MFund Services which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(iii)	Amendment to the Management Services Agreement with MFund which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2017, is hereby incorporated by reference.
(iv)	Amendment to the Management Services Agreement with MFund Services LLC which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(v)	Amendment to the Management Services Agreement with MFund Services LLC is filed herewith.
(vi)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.
(vii)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(viii)	Management Agreement with Catalyst Capital Advisors LLC relating to the CSACS Fund Limited (a wholly-owned subsidiary of Catalyst Systematic Alpha Fund) which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.
(ix)	Management Agreement with Catalyst Capital Advisors LLC relating to the CMSF Fund Limited (a wholly-owned subsidiary of Catalyst Macro Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

(i)  Legal Opinion.

(i)	Opinion and Consent of Thompson Hine LLP which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(ii)	Consent of Thompson Hine LLP is filed herewith.

(j)  Other Opinions

(i)	Consent of Cohen & Company, Ltd. is filed herewith.

(k)  Omitted Financial Statements.  None.

(l)  Initial Capital Agreements.  Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m)  Rule 12b-1 Plan.

(x)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(xi)	Amended Exhibit A to the Revised Class A Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(xii)	Amended Exhibit A to the Revised Class A Master Distribution Plan is filed herewith.
(xiii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(xiv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(xv)	Amended Exhibit A to the Revised Class C Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2017, is hereby incorporated by reference.
(xvi)	Amended Exhibit A to the Revised Class C Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(xvii)	Amended Exhibit A to the Revised Class C Master Distribution Plan is filed herewith.
(xviii)	Class I Master Distribution Plan and Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.
(xix)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(xx)	Amended Exhibit A to the Revised Class N Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2017, is hereby incorporated by reference.
(xxi)	Amended Exhibit A to the Revised Class N Master Distribution Plan to add Eventide Limited Term Bond Fund is filed herewith.
(xxii)	Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2017, is hereby incorporated by reference.
(xxiii)	Amended Exhibit A to the Revised Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2017, is hereby incorporated by reference.
(xxiv)	Amended Exhibit A to the Revised Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(xxv)	Amended Exhibit A to the Revised Class T Master Distribution Plan is filed herewith.

(n)  Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(ii)	Amended Exhibit A to the Amended Multiple Class Plan which was filed as an exhibit to the Registrant’s Registration Statement on September 27, 2017, is hereby incorporated by reference.
(iii)	Amended Exhibit A to the Amended Multiple Class Plan which was filed as an exhibit to the Registrant’s Registration Statement on May 30, 2018, is hereby incorporated by reference.
(iv)	Amended Exhibit A to the Amended Multiple Class Plan is filed herewith.

(o)  Reserved.

(p)  Codes of Ethics.

(i)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.
(ii)	Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.
(iii)	Code of Ethics of Day Hagan Asset Management, which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(iv)	Code of Ethics of Groesbeck Investment Management Corp., which was filed as an exhibit to the Registrant’s Registration Statement on December 9, 2009, is hereby incorporated by reference.
(v)	Code of Ethics of Camelot Portfolios, LLC, which was filed as an exhibit to the Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(vi)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.
(vii)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(viii)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.
(ix)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(x)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.
(xi)	Code of Ethics of SignalPoint Capital Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xii)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(xiii)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.
(xiv)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.
(xv)	Code of Ethics of Choice Financial Partners, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 20, 2013, is hereby incorporated by reference.
(xvi)	Code of Ethics of DH Logix, LLC which was filed as an exhibit to the Registrant’s Registration Statement on March 30, 2018, is hereby incorporated by reference.
(xvii)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xviii)	Code of Ethics of Keystone Wealth Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.
(xix)	Code of Ethics of Stone Beach Investment Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xx)	Code of Ethics of ATR Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 9, 2014, is hereby incorporated by reference.
(xxi)	Code of Ethics of ITB Capital Advisors, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 29, 2014, is hereby incorporated by reference.
(xxii)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.
(xxiii)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.
(xxiv)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(xxv)	Code of Ethics of Integrated Managed Futures Corp, which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2015, is hereby incorporated by reference.

(xxvi)	Code of Ethics of Millburn Ridgefield Corporation, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(xxvii)	Code of Ethics of Pacini Hatfield Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 12, 2017, is hereby incorporated by reference.
(xxviii)	Code of Ethics of Pacific View Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on May 17, 2017, is hereby incorporated by reference.
(xxix)	Code of Ethics of Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 26, 2017, is hereby incorporated by reference.
(xxx)	Code of Ethics of Wynkoop LLC, to be filed by subsequent amendment.
(xxxi)	Code of Ethics of Dana Investment Advisors, Inc., to be filed by subsequent amendment.
(xxxii)	Code of Ethics of Trinity Fiduciary Partners, LLC to be filed by subsequent amendment.

(q)  Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which were filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 12, 2017, are hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee, Chief Executive Officer, President and Secretary of the Trust; Dr. Bert Pariser, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which were filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 12, 2017, are hereby incorporated by reference.

(iii)	Powers of Attorney for each director of CAMFMSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for the each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(vii)	Powers of Attorney for each director of CMSF Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.
(viii)	Powers of Attorney for each director of CSACS Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a)     Catalyst Capital Advisors LLC (“CCA”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

(i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(b)    SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(c)     Eventide Asset Management, LLC (“Eventide”), 60 State Street, Suite 700, Boston, Massachusetts 02109, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(d)    Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management (“Day Hagan”), 330 South Orange Avenue, Sarasota, FL, 34236, is registered with the SEC as an investment adviser file number 801-66337.

(i) Day Hagan has engaged in no other substantial business activities during the past two fiscal years.

(ii) During the past two fiscal years, Donald Hagan, has been a managing member and the chief compliance officer of Day Hagan and has engaged in no other substantial business. During the past two fiscal years, Art Day is a Senior Partner of DH Logix. He is also a consultant of Liquid Culture, Inc., an apparel company. Groesbeck Investment Management Corp. (“Groesbeck”), 12 Route 17 North, Suite 130, Paramus, NJ 07652, is registered with the SEC as an investment adviser file number 801-44798.

(i) Groesbeck has engaged in no other business since its inception.

(ii)        None of the directors or officers of Groesbeck have engaged in any other business since Groesbeck’s inception.

(e)     Camelot Portfolios, LLC (“Camelot”), 1700 Woodlands Dr., Maumee, Ohio 43537, is registered with the SEC as an investment adviser file number 801-70932.

(i) Camelot has engaged in no other businesses of a substantial nature in the last two fiscal years.

(ii) Darren Munn, managing member, is a registered representative of a broker-dealer. The other members and officers have engaged in no other business of a substantial nature in the last two fiscal years.

(f)      Managed Asset Portfolios, LLC ("MAP"), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(g)    Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(h)    JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(i)      Lyons Wealth Management, LLC (“Lyons”), 1470 Gene Street, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(l) SignalPoint Capital Management LLC (“SignalPoint”), 400 South Avenue, Suite 300, Springfield, MO 65806, is registered with the SEC as an investment adviser, file number 801-76895.

(i) SignalPoint has engaged in no other business since inception.

(ii) Michael Orzel is a member, Chief Executive Officer, President and Chief Compliance Officer of SignalPoint. Mr. Orzel is also a member, Chief Executive Officer and Chief Compliance Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(iii) Thomas Veale is a member, Chief Investment Officer and Vice President of SignalPoint. Mr. Veale is also a member and Chief Investment Officer of SignalPoint Asset Management, LLC, an investment advisory firm.

(m) Princeton Advisory Group, Inc (“Princeton”), 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528, is registered with the SEC as an investment adviser, file number 801-62702.

(i) Princeton is an owner and a Managing Member of Princeton-Blazer Advisors, LLC, a registered investment adviser, file number 801-72981.

(ii)        None of the directors or officers of Princeton have engaged in any other business during the last two fiscal years.

(n) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(o) Reserved.

(p) Reserved.

(q) Reserved.

(r) DH Logix, LLC (“DH Logix”), located at 1000 S. Tamiami Trail, Sarasota, Florida 34236, is registered with the SEC as an investment adviser, file number 801-110490.

(i) DH Logix, LLC has engaged in no other business since its inception.

(ii) Art Day is a Senior Partner of DH Logix. He has also been a managing member and partner of Day Hagan and a consultant of Liquid Culture, Inc., an apparel company.

(s) AlphaCentric Advisors LLC (“AlphaCentric”), located at 36 North New York Avenue, Huntington, NY 11743, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member and President, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Member and President of Cross Sound Capital LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, the manager of Cross Sound Global Macro Fund LLC, a hedge fund, until October 2013;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, an investment advisor to mutual funds.

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Multi-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(t) Keystone Wealth Advisors LLC (“Keystone”), located at 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321, is registered with the SEC as an investment adviser, file number 801-79615.

(i) Keystone has engaged in no other business during the past two fiscal years.

(ii) Gordon Nelson is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Member and President, Keystone Wealth Management, Inc., 595 S. Riverwood Pkwy, Suite 170, Logan UT 84321. Keystone Wealth Management is engaged in insurance related activities;

Partner, Jago Investments, LP, 855 Pebble Creek Road, UT 84335. Jago Investment, LP is a family investment trust;

(iii) Tyler Vanderbeek is a member of Keystone and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Vice President, Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

Sole shareholder and President, Beeks, Inc., 1412 W. 6500, S Hyrum, UT 84319. Beeks, Inc. is engaged in insurance related activities;

(iv) James Vanderbeek is a member of Keystone and is the sole shareholder and President of Vancor, Inc., 1465 W. 6500, S Hyrum, UT 84319. Vancor, Inc. is engaged in insurance related activities;

(u) Stone Beach Investment Management, LLC (“Stone Beach”) located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851 is registered with the SEC as an investment adviser , file number 801-79745.

(i) Stone Beach has engaged in no other business during the past two fiscal years.

(ii) David Lysenko, is the Managing Principal of Stone Beach and is a Principal of Source Point Training LLC. Source Point Training LLC is a professional training company.

(v) ATR Advisors, LLC (“ATR”) located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407 is registered with the SEC as an investment adviser, file number 801-79689 .

(i) ATR has engaged in no other business since inception.

(ii) Shawn Blau is a Principal of ATR and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of the following other companies:

Investment Adviser Representatives, Westport Resources Management, 55 Greens Farms Road, Westport CT 06880. Westport Resources Management is an investment adviser;

Manager, Bayberry Associates, LLC, 2452 Black Rock Turnpike, Fairfield, CT 06825. Bayberry Associates LLC manages a family office for a trust and related entities.

(w) ITB Capital Advisors, LLC, located at 311 S. Florida Avenue, Lakeland Florida, 33802, is registered with the SEC as an investment adviser, file number 801-80231.

(i) ITB has engaged in no other business during the past two fiscal years.

(2) Jeff Dean is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Operating Officer and Director, Changes in Altitude Aviation, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Chief Operating Officer and Director, Innovative Concrete Solutions, Inc., 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; General Partner, FND Partnership, 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Class B Member, Wolf Bay, LLC, 651 Don Bishop Road, Santa Rosa Beach, FL 32459; Member, Northridge 829, LLC; 160 Scarlet Blved, Oldsmar, FL 34677; Member, Breezy Pines; 160 Scarlet Blved, Oldsmar, FL 34677; Member and Manager, Pinewood Cove, LLC, 4201 Bayshore Blvd #2004, Tampa FL 33611; Limited Partner, TTM Power, L.P.; 770 South Post Oak Lane, Suite 600, Houston, TX 77056; Managing Member, TTM Investments, LLC 770, South Post Oak Lane, Suite 600, Houston, TX 77056; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Premium Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Member, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Representative Broker, James I. Black & Co., 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Limited Partner, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730,

Tampa, FL 33609; General Partner, Brown Water Partnership., 4201 Bayshore Blvd #2004, Tampa FL 33611; Member and Manager, Changes in Altitude, LLC., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Shareholder, JFD Corp., 3605 Shiloh Ridge Rd. Corinth, MS 38834; Managing Member, Cashdrain, LLC., 4201 Bayshore Blvd #2004, Tampa FL 33611

(3) Gerry Black is a member of ITB and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Managing Partner, James I Black & Co., 311 S. Florida Ave, Lakeland FL 33801; Managing Partner, ITB Capital Management, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Fund I, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Premium Income Fund II, LTD, 311 S. Florida Ave, Lakeland, FL, 33802; Limited Partner, ITB Capital Income Fund I, 311 S. Florida Ave, Lakeland, FL, 33802; Managing Partner, ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; ITB Capital Advisors, LLC, 311 S. Florida Ave, Lakeland, FL, 33802; Member and Manager, AR Fund Management, LTD., 4830 W Kennedy Blvd, Suite 730, Tampa, FL 33609; Partner, Cass LLC, 2722 S. MacDill Ave., Tampa, FL 33629; Member and Manger, Changes in Altitude, LLC; 4830 W. Kennedy Blvd, Suite 730, Tampa, FL 33609; Managing Member, Ultra Mag, LLC, 4030 South Pipkin Road, Suite 100, Lakeland, FL 33811

(x) SL Advisors, LLC (“SL”) , located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii)        None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(y) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 ,is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC ; and Associate, SF Sentry Securities, Inc.

(iii) Tom Miner is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 except as noted otherwise:

Principal, Garrison Point Funds, LLC; Associate, SF Sentry Securities, Inc; and Board Member, University Venture Fund, located at 299 South Main Street, Suite 310, Salt Lake City, Utah 84111.

(iv) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(z) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii)        None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(z) Reserved.

(aa) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii)        None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

(bb) Pacini Hatfield Investments, LLC (“Pacini Hatfield”), located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260, is registered with the SEC as an investment adviser, file number 801-108811.

(i) Pacini Hatfield has engaged in no other business since its inception.

(ii) None of the directors or officers of Pacini Hatfield have engaged in any other business during the last two years.

(cc) Pacific View Asset Management, LLC (“Pacific View”) located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702, is registered with the SEC as an investment adviser, file number 801-109947.

(i) Pacific View has engaged in no other business since its inception.

(ii) Brendan Contant is the President of Pacific View and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of BTIG, LLC;

(iii) Steven Druskin is the Chief Operating Office and Chief Compliance Officer, and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner or trustee of BTIG, LLC.

(dd) Exceed Advisory LLC (“Exceed”) located at 28 West 44th Street, 16th Floor, New York, NY 10036. Additional information regarding Exceed Advisory LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(ee) Wynkoop LLC (“Wynkoop”) located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111. Additional information regarding Wynkoop LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(ff) Dana Investment Advisors, Inc. (“Dana”) located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186. Additional information regarding Dana, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(gg) Trinity Fiduciary Partners, LLC. (“Trinity”) located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011. Additional information regarding Trinity, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow ETF Trust, Arrow ETF Trust, Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund,

(b)    NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the managers and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
William J. Strait	President and General Counsel	None
Daniel Applegarth	Treasurer /FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Kevin Hesselbirg	Manager	None
Kevin Wolf	Manager	None
David Young	Manager	None
Julie Lane	Manager	None
William Wostoupal	Manager	None
Michael Wagner	Manager	None

(c) Not Applicable.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

(b) Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.

(c) Huntington National Bank, 41 South High Street, Columbus, OH 43215.

(d) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(e) Catalyst Capital Advisors LLC, 36 North New York Avenue, Huntington, NY 11743.

(f) Reserved.

(g) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(h) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(i) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(j) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(k) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(l) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(m) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(n) Lyons Wealth Management, LLC, 1470 Gene Street, Winter Park, FL 32789.

(o) SignalPoint Capital Management LLC, 400 South Avenue, Suite 300, Springfield, MO 65806.

(p) Princeton Advisory Group, Inc., 4422 Route 27, Building C, Unit 1, Kingston, New Jersey 08528.

(q) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(r) Reserved.

(s) Reserved.

(t) Reserved.

(u) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(v) DH Logix, LLC is located at 1000 S. Tamiami Trail, Sarasota, Florida 34236

(w) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(x) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(y) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(z) ATR Advisors, LLC is located at 2452 Black Rock Turnpike, Fairfield, CT 06825-2407

(aa) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(bb) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(cc) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(dd) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(ee)Integrated Managed Futures Corp is located at 1200-70 University Avenue, Toronto, Canada M5J2M4

(ff)Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

(gg)Pacini Hadfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260

(hh)Pacific View Asset Management, LLC is located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702

(ii)Exceed Advisory LLC is located at 28 West 44th Street, 16th Floor, New York, NY 10036

(jj)Wynkoop, LLC is located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111

(kk)Dana Investment Advisors, Inc. is located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186

(ll)Trinity Fiduciary Partners, LLC is located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, State of Ohio, on the 27th day of July, 2018.

Mutual Fund Series Trust

By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Mutual Fund Series Trust

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated.

Mutual Fund Series Trust

Dr. Bert Pariser*, Trustee	July 27, 2018

Tobias Caldwell*, Trustee	July 27, 2018

Jerry Szilagyi*, Trustee/President/Principal Executive Officer	July 27, 2018

Erik Naviloff*, Treasurer/Principal Financial Officer	July 27, 2018

Tiberiu Weisz*, Trustee	July 27, 2018

*By: /s/ JoAnn Strasser

JoAnn Strasser

Attorney-in-Fact

Exhibit Index

ITEM

(h)(v) Amendment to the Management Services Agreement with MFund Services LLC

(g)(v) Custody Agreement with U.S. Bank National Association

(i)(i) Consent of Thompson Hine LLP

(j)(i) Consent of Cohen & Company, Ltd.

(m)(xii) Amended Exhibit A to the Revised Class A Master Distribution Plan

(m)(xvii) Amended Exhibit A to the Revised Class C Master Distribution Plan

(m)(xxi) Amended Exhibit A to the Revised Class N Master Distribution Plan to add Eventide Limited Term Bond Fund

(m)(xxv) Amended Exhibit A to the Revised Class T Master Distribution Plan

(n)(iv) Amended Exhibit A to the Amended Multiple Class Plan